EXHIBIT 10.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of March 6, 2015 (this “Agreement”), to the Existing Credit Agreement referred to below, is by and between POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), POLARIS SALES EUROPE SÁRL, a Swiss société á responsabilité limitée (the “Foreign Borrower,” together with the Company, the “Borrowers”), the LENDERS (such capitalized term, and other terms used in this preamble and the recitals, to have the meanings provided in Article I) party hereto and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as an LC Issuer, Swing Line Lender and as Administrative Agent (in such capacity, the “Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of August 18, 2011 (as amended, supplemented or otherwise modified immediately prior to the Restatement Effective Date, the “Existing Credit Agreement”), among the Borrowers, the financial institutions party thereto as lenders (the “Existing Lenders”) and the Agent, the Existing Lenders have made “Advances” to and issued “Facility LCs” (as each such term is defined in the Existing Credit Agreement) for the account of the Borrowers;

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated as more fully set forth herein, and the Extending Lenders (which constitute the Required Lenders under the Existing Credit Agreement) and the Agent have agreed, upon the terms and subject to the conditions set forth herein, to such amendment and restatement on the terms and conditions contained in this Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
DEFINED TERMS

SECTION 1.1. Certain Definitions.  The following terms (whether or not underscored) when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Agent” is defined in the preamble.

“Agreement” is defined in the preamble.

“Borrowers” is defined in the preamble.

“Company” is defined in the preamble.

“Existing Borrowings” is defined in Section 4.3.

“Existing Commitment” means the Commitment (as such term is defined in the Existing Credit Agreement) of an Existing Lender under and pursuant to the Existing Credit Agreement.

“Existing Credit Agreement” is defined in the first recital.

“Existing Lender” is defined in the first recital.

“Existing Revolving Loans” means the Revolving Loans (as such term is defined in the Existing Credit Agreement) of an Existing Lender under and pursuant to the Existing Credit Agreement.

“Extending Lender” means an Existing Lender that, on or prior to the Restatement Effective Date, executes and delivers to the Agent (or its counsel) a counterpart of this Agreement.

“Foreign Borrower” is defined in the preamble.

“Lender” means each financial institution party hereto and their successors and permitted assigns and includes the Extending Lenders and the New Lenders.

“New Lender” means any Lender that is not an Extending Lender.

“Requisite Parties” means, collectively, the Borrowers, the Extending Lenders, any New Lenders, each LC Issuer, the Swing Line Lender and the Agent.

“Restated Credit Agreement” is defined in Section 3.1.

“Restatement Effective Date” means March 6, 2015.

SECTION 1.2. Restated Credit Agreement Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

ARTICLE II
AMENDMENT AND RESTATEMENT
OF THE EXISTING CREDIT AGREEMENT, ETC.

SECTION 2.1. Restated Credit Agreement.  Effective on the Restatement Effective Date, the Existing Credit Agreement (excluding the exhibits and schedules thereto) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (as so amended and restated, referred to as the “Restated Credit Agreement”) and the exhibits and schedules to the Existing Credit Agreement shall constitute exhibits and schedules to the Restated Credit Agreement, except that Schedules 1.2 and 1.4 shall be deleted in their entireties and the Pricing Schedule, Schedule 1.1, Schedule 5.8, Schedule 5.14, Schedule 6.16, Schedule 6.17 and Exhibits B – I  shall be amended and restated in their respective entireties in the forms of the Pricing Schedule, Schedule 1.1, Schedule 5.8, Schedule 5.14, Schedule 6.16, Schedule 6.17 and Exhibits B – I attached hereto.  From and after the effectiveness of such amendment and restatement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and the term “Credit Agreement,” as used in the other Loan Documents, shall mean the Restated Credit Agreement.

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SECTION 2.2. Effect on Existing Commitments, Etc.  As of the Restatement Effective Date, the aggregate outstanding principal amount of the Existing Revolving Loans, other than, for the avoidance of doubt, any “Swing Line Loans” (under and as defined in the Existing Credit Agreement) is set forth on Schedule 2.2.  The Existing Revolving Loans are held by the Existing Lenders in the amounts set forth on Schedule 2.2.  Subject to the terms of this Agreement and in reliance on the representations and warranties of the Borrower herein, each of the parties hereto hereby agrees that (A) the Existing Revolving Loans shall be, from and following the Restatement Effective Date, continued and outstanding as the Revolving Loans under this Agreement, (B) concurrently therewith, the Extending Lenders shall have assigned their Existing Revolving Loans and Existing Commitments among themselves and to the New Lenders and hereby direct the Administrative Agent to re-allocate all Existing Revolving Loans and Existing Commitments and require the extension of new Revolving Loans, such that, after giving effect to the transactions contemplated hereby the Revolving Loans and Commitments (prior to giving effect to any Advances to be made on the Effective Date) shall be allocated among the Lenders as set forth in Schedule 2.2, (C) all Swing Line Loans and Letters of Credit outstanding and issued under the Existing Credit Agreement immediately prior to the Restatement Effective Date shall continue to be outstanding and issued under the Restated Credit Agreement, and (D) on and after the Restatement Effective Date the terms of the Restated Credit Agreement shall govern the rights and obligations of the Borrowers, the other Loan Parties, the Lenders, the Swing Line Lender, the LC Issuers and the Agent with respect thereto

SECTION 2.3. FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Effective Date, the Borrowers and the Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

ARTICLE III
CONDITIONS TO EFFECTIVENESS

This Agreement shall become effective upon the date when the following conditions have been satisfied or waived by the Requisite Parties.  In furtherance thereof, the consummation of the transactions set forth in Article II of this Agreement (including the effectiveness of the Restated Credit Agreement) shall be subject to the satisfaction of the following conditions precedent.

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SECTION 3.1. Counterparts.  The Agent shall have received a counterpart of this Agreement, duly executed and delivered on behalf of an Authorized Officer of each Borrower and by the other Requisite Parties.

SECTION 3.2. Satisfaction of Conditions in Restated Credit Agreement.  Each of the conditions in Section 4.1 of the Restated Credit Agreement shall have been satisfied.

SECTION 3.3. Payment of Interest, Fees and Other Amounts.  The Agent shall have received for the account of the Existing Lenders unpaid accrued interest on the Existing Revolving Loans together with all unpaid accrued fees thereon and other amounts due and payable with respect thereto (including, for the avoidance of doubt, any amounts payable with respect to any “Eurocurrency Advances” (under and as defined in the Existing Credit Agreement) pursuant to Section 3.4 of the Existing Credit Agreement as a result of the Restatement Effective Date occurring on any day other than the last day of the Interest Period for any such Eurocurrency Advance).

SECTION 3.4. [Reserved].

SECTION 3.5. Affirmation.  The Agent shall have received counterparts of (a) a guaranty affirmation, dated as of the Restatement Effective Date, in form and substance satisfactory to the Agent, duly executed and delivered by each of the Guarantors and (b) a pledge affirmation, dated as of the Restatement Effective Date, in form and substance satisfactory to the Agent, duly executed and delivered by each of the Pledgors.

SECTION 3.6. Other Documents.  The Agent shall have received such other documents and certificates as the Agent or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

SECTION 3.7. Payment of Fees and Expenses.  The Agent, the Lead Arranger and each Joint Lead Arranger shall have received all fees payable to each of them on or prior to the Restatement Effective and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Dorsey & Whitney LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

ARTICLE IV
MISCELLANEOUS

SECTION 4.1. Representations and Warranties.  To induce the Lenders and the Agent to enter into this Agreement the Borrowers represent and warrant to the Agent and the Lenders that as of the date hereof and, if different, the Restatement Effective Date, that:

(a) the representations and warranties contained in Article V of the Restated Credit Agreement are true and correct in all material respects on and as of the date hereof and the Restatement Effective Date as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (other than in respect of representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties are (or were, as applicable) true and correct);

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(b) no Default or Event of Default has occurred and is continuing, or would result from the amendment and restatement of the Existing Credit Agreement;

(c) this Agreement constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms; and

(d) no authorizations, consents or approvals by any Person other than the Requisite Parties are required for the execution and delivery by, or for the effectiveness or enforceability against, any Loan Party, of this Agreement or of the Restated Credit Agreement.

SECTION 4.2. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 4.3. No Novation.  The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to (and is not intended to) discharge or release the Borrowers or any other Loan Party from any obligations owed to the Agent, any of the Lenders under the Existing Credit Agreement or any other Loan Documents, which shall remain owing under the Restated Credit Agreement and the other Loan Documents.  In furtherance of the foregoing, neither this Agreement nor the amendment and restatement of the Existing Credit Agreement shall extinguish the Obligations outstanding under the Existing Credit Agreement or any other Loan Documents.  The provisions of Sections 3.1, 3.2, 3.4, 3.5, 3.7 and 9.6 of the Restated Credit Agreement will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

SECTION 4.4. Governing Law; Submission to Jurisdiction.  THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA.  THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.5. Cross-References.  References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 4.6. Loan Document Pursuant to Existing Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby.

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SECTION 4.7. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower and the Agent, and their respective successors and assigns.

SECTION 4.8. Full Force and Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Loan Documents (other than the Restated Credit Agreement) shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with the terms of such Loan Documents.

SECTION 4.9. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.10. Waiver of Jury Trial, Etc.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE BORROWER, THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

POLARIS INDUSTRIES INC., as Company

By:	/s/ Michael W. Malone
Name:	Michael W. Malone
Title:	Vice President-Finance, CFO and Treasurer

(address)
2100 Highway 55
Medina, MN 55340-9770

Attention:	Michael W. Malone
Telephone:	763- 542-0542
Facsimile:	763- 847-8293
E-Mail:	michael.malone@polarisind.com

[Signature Page to Amendment Agreement]

POLARIS SALES EUROPE SÁRL, as
a Foreign Borrower

By:	/s/ Scott W. Wine
Name:	Scott W. Wine
Title:	Managing Director

And By:	/s/ Michael W. Malone
Name:	Michael W. Malone
Title:	Director

Address:
Polaris Sales Europe Sarl
|Route de l’Etraz
Business Center A5
1180 Rolle
Switzerland

With a copy to:
Attention:	Michael W. Malone
Facsimile:	763- 847-8293
E-mail:	michael.malone@polarisind.com

[Signature Page to Amendment Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as an Extending Lender, as an LC Issuer,
a Swing Line Lender and as Administrative
Agent

By:	/s/ Ludmila Yakovlev
Name:	Mila Yakovlev
Title:	Vice President / Portfolio Manager

(address)
Corporate Banking, BC-MN-H03N
800 Nicollet Mall
Minneapolis, MN 55402

Attention:	Mila Yakovlev
Telephone:	612-303-3779
Facsimile:	612-303-2265
E-Mail:	ludmila.yakovlev@usbank.com

[Signature Page to Amendment Agreement]

ROYAL BANK OF CANADA, as an
Extending Lender

By:	/s/ Simone G. Vinocour McKeever
Name:	Simone G. Vinocour McKeever
Title:	Authorized Signatory

(address)
200 Vesey Street
New York, NY 10281

Attention:	Simone G. Vinocour McKeever
Telephone:	212-858-7391
Facsimile:	212-428-6460
E-Mail:	simone.vinocour@rbccm.com

[Signature Page to Amendment Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Extending Lender

By:	/s/ Keith Luettel
Name:	Keith Luettel
Title:	Vice President

(address)
90 S 7th Street; MAC: N9305-077
Minneapolis, MN 55402

Attention:	Keith Luettel
Telephone:	612-667-4747
Facsimile:	612-667-2276
E-Mail:	keith.r.luettel@wellsfargo.com

[Signature Page to Amendment Agreement]

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., as an Extending Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

(address)
1251 Avenue of the Americas
New York, New York 10020-1104

Attention:	US Corporate Banking
Scott Ackerman
Telephone:	952-473-7897
Facsimile:	212-782-6440 with a
copy to 312-696-4535
E-Mail:	sackerman@us.mufg.jp

[Signature Page to Amendment Agreement]

BANK OF AMERICA, N.A.,
as an Extending Lender and as an LC Issuer

By:	/s/ Aron Frey
Name:	Aron Frey
Title:	Vice President

(address)
One Bryant Park,
New York, NY 10036

Attention:	Sourabh Chopra
Telephone:	415-436-3683
Facsimile:	312-453-4687
E-Mail:	sourabh.chopra@bankofamerica.com

[Signature Page to Amendment Agreement]

BANK OF THE WEST, as an Extending
Lender

By:	/s/ Ole Koppang
Name:	Ole Koppang
Title:	Vice President

(address)
250 Marquette Ave., Suite 575
Minneapolis, MN 55401

Attention:	Ole Koppang
Telephone:	612-359-3600
Facsimile:	612-339-6362
E-Mail:	Ole.Koppang@bankofthewest.com

[Signature Page to Amendment Agreement]

SANTANDER BANK, N.A., as an
Extending Lender

By:	/s/ Pedro Bell Astorza
Name:	Pedro Bell Astorza

Title:	SVP – Corporate Banking
45 East 53rd Street – 15th floor
New York, NY 10022

Attention:	Pedro Bell Astorza
Telephone:	212-692-2548
Facsimile:	212-940-1420
E-Mail:	pastorza@santander.us

[Signature Page to Amendment Agreement]

COMERICA BANK, as an Extending
Lender

By:	/s/ Mark J. Leveille
Name:	Mark J. Leveille
Title:	Vice President

(address)
3551 Hamlin Road
Auburn Hills, MI 48326

Attention:	Mark J. Leveille
Telephone:	248-371-6409
Facsimile:	248-371-6617
E-Mail:	MJLeveille@comerica.com

[Signature Page to Amendment Agreement]

FIFTH THIRD BANK, an Ohio banking
corporation, as an Extending Lender

By:	/s/ David Dannemiller
Name:	David Dannemiller
Title:	Senior Vice President-Corporate Banking

(address)
600 Superior Ave
Cleveland, OH 44114

Attention:	David Dannemiller
Telephone:	216-274-5108
Facsimile:
E-Mail:	David.Dannemiller@53.com

[Signature Page to Amendment Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as an Extending Lender

By:	/s/ Michael J. Cortese
Name:	Michael J. Cortese
Title:	Vice President

(address)
1 N. Franklin St., 28th Floor
Chicago, IL 60606

Attention:	Michael J. Cortese
Telephone:	312-338-2211
Facsimile:	312-338-5313
E-Mail:	Michael.cortese@pnc.com

[Signature Page to Amendment Agreement]

PRICING SCHEDULE

APPLICABLE MARGIN	TIER I STATUS	TIER II STATUS	TIER III STATUS	TIER IV STATUS	TIER V STATUS	TIER VI STATUS
Eurocurrency Rate	1.50%	1.30%	1.10%	1.00%	0.90%	0.795%
Base Rate	0.50%	0.30%	0.10%	0.00%	0.0%	0.0%

APPLICABLE FEE RATE	TIER I STATUS	TIER II STATUS	TIER III STATUS	TIER IV STATUS	TIER V STATUS	TIER VI STATUS
Facility Fee	0.25%	0.20%	0.15%	0.125%	0.10%	0.08%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Company delivered pursuant to Section 6.1(i) or (ii).

“Status” means either Tier I Status, Tier II Status, Tier III Status, Tier IV Status, Tier V Status or Tier VI Status.

“Tier I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrowers have not qualified for Tier II Status, Tier III Status, Tier IV Status, Tier V Status or Tier VI Status.

“Tier II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Tier III Status, Tier IV Status, Tier V Status or Tier VI Status and (ii) the Leverage Ratio is less than 3.00 to 1.00.

“Tier III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrowers have not qualified for Tier IV Status, Tier V Status or Tier VI Status and (ii) the Leverage Ratio is less than 2.50 to 1.00.

“Tier IV Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Borrowers have not qualified for Tier V Status or Tier VI Status and (ii) the Leverage Ratio is less than 1.75 to 1.00.

“Tier V Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Borrowers have not qualified for Tier VI Status and (ii)  the Leverage Ratio is less than 1.00 to 1.00.

“Tier VI Status” exists at any date if as of the last day of the fiscal quarter of the Company referred to in the most recent Financials the Leverage Ratio is less than .50 to 1.00.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrowers’ Status as reflected in the then most recent Financials, provided that, the Applicable Margin and Applicable Fee Rate will be at Tier V Status until Administrative Agent receives the Compliance Certificate and financial statements delivered for the fiscal quarter ending June 30, 2015.  Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective from and after the first day of the first fiscal month immediately following the date on which the delivery of such Financials is required until the first day of the first fiscal month immediately following the next such date on which delivery of such Financials of the Company and its Subsidiaries is so required.  If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

SCHEDULE 1.1
Commitments

LENDER	COMMITMENT
U.S. Bank National Association	$72,500,000
Royal Bank of Canada	$72,500,000
Wells Fargo Bank, National Association	$72,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$57,500,000
Bank of America	$45,000,000
Bank of the West	$45,000,000
Santander Bank, N.A.	$45,000,000
Comerica Bank	$32,500,000
Fifth Third Bank	$32,500,000
PNC Bank, National Association	$25,000,000

SCHEDULE 2.2
Existing Revolving Loans

USD Eurocurrency Advances to the Company outstanding immediately prior to the Effective Date. Total Advances: $65,000,000.

	Pro-Rata Share	Loans
U.S. Bank	15.714285714286%	$10,214,285.70
Royal Bank of Canada	15.714285714286%	$10,214,285.71
Wells Fargo	15.714285714286%	$10,214,285.71
Bank of Tokyo	13.571428571429%	$8,821,428.57
Bank of America	6.428571428570%	$4,178,571.43
Bank of the West	5.000000000000%	$3,250,000.00
Santander Bank	5.000000000000%	$3,250,000.00
Comerica	8.928571428571%	$5,803,571.43
Fifth Third Bank	8.928571428571%	$5,803,571.43
PNC Bank	5.000000000000%	$3,250,000.00
Total	100%	$65,000,000.00

CHF Eurocurrency Advances to the Foreign Borrower outstanding immediately prior to the Effective Date. Total Advances: CHF $103,000,000.

	Pro-Rata Share	Loans
U.S. Bank	15.714285714286%	$16,185,714.28
Royal Bank of Canada	15.714285714286%	$16,185,714.29
Wells Fargo	15.714285714286%	$16,185,714.29
Bank of Tokyo	13.571428571429%	$13,978,571.43
Bank of America	6.428571428570%	$6,621,428.57
Bank of the West	5.000000000000%	$5,150,000.00
Santander Bank	5.000000000000%	$5,150,000.00
Comerica	8.928571428571%	$9,196,428.57
Fifth Third Bank	8.928571428571%	$9,196,428.57
PNC Bank	5.000000000000%	$5,150,000.00
Total	100%	$103,000,000.00

USD Eurocurrency Advances to the Company as of the Effective Date (without giving effect to Advances made on the Effective Date). Total Advances: $65,000,000.

	Pro-Rata Share	New Loan Amounts	Difference Reallocation of $65MM LIBOR Balance
U.S. Bank	14.500000000000%	$9,425,000.00	$(789,285.70)
Royal Bank of Canada	14.500000000000%	$9,425,000.00	$(789,285.71)
Wells Fargo	14.500000000000%	$9,425,000.00	$(789,285.71)
Bank of Tokyo	11.500000000000%	$7,475,000.00	$(1,346,428.57)
Bank of America	9.000000000000%	$5,850,000.00	$1,671,428.57
Bank of the West	9.000000000000%	$5,850,000.00	$2,600,000.00
Santander Bank	9.000000000000%	$5,850,000.00	$2,600,000.00
Comerica	6.500000000000%	$4,225,000.00	$(1,578,571.43)
Fifth Third Bank	6.500000000000%	$4,225,000.00	$(1,578,571.43)
PNC Bank	5.000000000000%	$3,250,000.00	--
Total	100%	$65,000,000.00	0.00

CHF Eurocurrency Advances made to the Foreign Borrower as of the Effective Date (without giving effect to Advances made on the Effective Date). Total Advances: CHF $103,000.00

	Pro-Rata Share	New Loan Amounts	Differenc Paydown/Advance of CHF Balance
U.S. Bank	14.500000000000%	$14,935,000.00	$(1,250,714.28)
Royal Bank of Canada	14.500000000000%	$14,935,000.00	$(1,250,714.29)
Wells Fargo	14.500000000000%	$14,935,000.00	$(1,250,714.29)
Bank of Tokyo	11.500000000000%	$11,845,000.00	$(2,133,571.43)
Bank of America	9.000000000000%	$9,270,000.00	$2,648,571.43
Bank of the West	9.000000000000%	$9,270,000.00	$4,120,000.00
Santander Bank	9.000000000000%	$9,270,000.00	$4,120,000.00
Comerica	6.500000000000%	$6,695,000.00	$(2,501,428.57)
Fifth Third Bank	6.500000000000%	$6,695,000.00	$(2,501,428.57)
PNC Bank	5.000000000000%	$5,150,000.00	--
Total	100%	$103,000,000.00	0.00

SCHEDULE 5.8
Subsidiaries

Material Subsidiaries

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	* Guarantor ** Pledged Foreign Subsidiary *** Wholly-owned subsidiary of Pledged Foreign Subsidiary
First Tier Subsidiaries
1.	Polaris Acceptance Inc.	Minnesota	Corporation	Polaris Industries Inc. (MN)	100.00%	*
2.	Polaris Industries Inc.	Delaware	Corporation	Polaris Industries Inc. (MN)	100.00%	*
Second Tier Subsidiaries
3.	Resilient Technologies LLC	Wisconsin	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	*
4.	Polaris Industries Manufacturing LLC	Minnesota	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	*
5.	Polaris Insurance Services LLC	Minnesota	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	*
6.	Polaris Sales Inc.	Minnesota	Corporation	Polaris Industries Inc. (DE)	100.00%	*
7.	Indian Motorcycle Company	Delaware	Corporation	Polaris Industries Inc. (DE)	100.00%	*
8.	Indian Motorcycle International, LLC	Delaware	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	*
9.	Polaris Luxembourg I Sarl	Luxembourg	Sarl	Polaris Industries Inc. (DE)	100.00%	**
Third Tier Subsidiaries
10.	Polaris Sales Australia Pty Ltd.	Australia	Corporation	Polaris Sales Inc.	100.00%	**
11.	Polaris Sales Europe Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	*
12.	Polaris Direct Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	*
13.	Polaris Industries Holdco LP	Cayman Islands	Limited Partnership	Polaris Sales Inc. Polaris Industries LLC	99.99% 0.01%	**
14.	Teton Outfitters, LLC	Idaho	Limited Liability Company	Polaris Sales Inc.	100.00%	*

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	* Guarantor ** Pledged Foreign Subsidiary *** Wholly-owned subsidiary of Pledged Foreign Subsidiary
15.	Indian Motorcycle USA LLC	Delaware	Limited Liability Company	Indian Motorcycle International, LLC	100.00%	*
16.	Polaris Luxembourg II Sarl	Luxembourg	Sarl	Polaris Luxembourg I Sarl	100.00%	***
Fourth Tier Subsidiaries
17.	Victory Motorcycles Australia Pty Ltd	Australia	Corporation	Polaris Sales Australia Pty Ltd.	100.00%	***
18.	swissauto powersport llc	Switzerland	Sarl	Polaris Sales Europe Inc.	100.00%	**
19.	Polaris Britain Limited	United Kingdom	Corporation	Polaris Industries Holdco LP	100.00%	***
20.	Polaris Finance Co Sarl	Luxembourg	Sarl	Polaris Industries Holdco LP	100.00%	***
21.	Polaris Canada Holdco LP	Canada	Limited Partnership	Polaris Luxembourg I Sarl Polaris Luxembourg II Sarl	0.000001% 99.999999%	***
Fifth Tier Subsidiaries
22.	Polaris Scandinavia AB	Sweden	Corporation	Polaris Britain Limited	100.00%	***
23.	Polaris Germany GmbH	Germany	GmbH	Polaris Britain Limited	100.00%	***
24.	Polaris Sales Spain, S.L.	Spain	SL	Polaris Britain Limited	100.00%	***
25.	Polaris Sales Europe Sarl	Switzerland	Sarl	Polaris Britain Limited	100.00%	***
26.	Polaris France S.A.S.	France	Corporation	Polaris Britain Limited	100.00%	***
27.	Polaris Poland Sp. z o.o.	Poland	Limited Liability Company	Polaris Finance Co. Sarl	100.00%	***
28.	Polaris Industries Ltd.	Manitoba, Canada	Corporation	Polaris Canada Holdco LP	100.00%	***
Sixth Tier Subsidiaries
29.	Polaris Norway AS	Norway	Corporation	Polaris Scandinavia AB	100.00%	***
30.	KLIM Europe Sarl	Switzerland	Sarl	Polaris Sales Europe Sarl	100.00%	***

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	* Guarantor ** Pledged Foreign Subsidiary *** Wholly-owned subsidiary of Pledged Foreign Subsidiary
31.	North Pole Star, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Sales Europe Sarl Polaris France S.A.S.	99.00% 1.00%	***
32.	A.M. Holding S.A.S.	France	Corporation	Polaris France S.A.S.	100.00%	***
33.	Goupil Industrie S.A.	France	Corporation	Polaris France S.A.S.	100.00%	***
Seventh Tier Subsidiaries
34.	Aixam-Mega S.A.S.	France	SAS	A.M. Holding S.A.S.	100.00%	***
35.	FAM SAS	France	SAS	A.M. Holding S.A.S.	100.00%	***
Eighth Tier Subsidiaries
36.	Aixam Immobilier S.A.S.	France	SAS	Aixam-Mega S.A.S.	100.00%	***
37.	Mega Production S.A.	France	SA à conseil d'administration	Aixam-Mega S.A.S.	100.00%	***
38.	Aixam Production S.A.S.	France	SAS	Aixam-Mega S.A.S.	100.00%	***
39.	Carmax SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	***
40.	Carmetal SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	***
41.	Compagnie Industrielle du Vercors SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	***
42.	Aixam Mega Engineering SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	***
43.	Aixam Mega Nederland BV	Netherlands	B.V	Aixam-Mega S.A.S.	100.00%	***
44.	Aixam Lusitana Sociedade De Comercializacae de Automoveis, S.A.	Portugal	Sociedade anonima	Aixam-Mega S.A.S.	100.00%	***
45.	Aixam Mega Ltd.	United Kingdom	Limited company	Aixam-Mega S.A.S.	100.00%	***
46.	Aixam Mega Italia S.R.L.	Italy	Societa a responsabilita limitata	Aixam-Mega S.A.S.	100.00%	***
47.	AIXAM Mega GmbH	Austria	GmbH	Aixam-Mega S.A.S.	100.00%	***
48.	Aixam-Mega Iberica S.L.	Spain	S.L. Sociedad unipersonal	Aixam-Mega S.A.S.	100.00%	***
Ninth Tier Subsidiary
49.	SCI GEB	France	Civil company	Aixam Immobilier S.A.S.	100.00%	***

Other Subsidiaries

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	* Guarantor ** Pledged Foreign Subsidiary *** Wholly-owned subsidiary of Pledged Foreign Subsidiary
50.	Primordial Inc.	Delaware	Corporation	Polaris Industries Inc. (DE)	100.00%	No
51.	Eicher Polaris Private Ltd.	India	Corporation	Polaris Industries Inc. (DE)	50.00%	No
52.	Polaris Sales Mexico, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Industries Inc. (DE) Polaris Sales Inc.	99.00% 1.00%	No
53.	Polaris Limited China	China	Limited Liability Company	Polaris Sales Inc.	100.00%	No
54.	Polaris of Brazil Import and Trade of Vehicles and Motorcycles LLC	Brazil	Limited Liability Company	Polaris Sales Inc. Polaris Industries Inc. (DE)	99.99% 0.01%	No
55.	Polaris Industries LLC	Delaware	Limited Liability Company	Polaris Sales Inc.	100.00%	No
56.	Polaris India Private Ltd.	India	Corporation	Polaris Sales Inc.	100.00%	No
57.	KLIM Europe Aps	Denmark	PVT Limited Company	Teton Outfitters, LLC	100.00%	No
58.	Polaris Acceptance	Illinois	General Partnership	Polaris Acceptance Inc.	50.00%	No
59.	Kolpin Outdoors, Inc.	Wisconsin	Corporation	Polaris Sales Inc.	100.00%	No

SCHEDULE 5.14
Certain Properties

None.

SCHEDULE 6.16

Investments

a.	Polaris Acceptance, Inc., a Minnesota corporation and Wholly-Owned Subsidiary of the Company, maintains a 50% equity interest in Acceptance Partnership.

b.	Polaris Industries Inc. a Delaware corporation and Wholly-Owned subsidiary of the Company, maintains a 50% equity interest in Eicher Polaris Private Ltd.

c.	$76 investment by Polaris Industries Inc. a Delaware corporation in Polaris Sales Mexico, S.de R.L. de C.V.

d.	$20,330,625 investment by Polaris Sales Inc. in Polaris Sales Australia Pty Ltd.

e.	$1,000,000 investment by Polaris Sales Inc. in Polaris Limited China.

f.	$9,676,105 investment by Polaris Sales Inc. in Polaris of Brazil Import and Trade of Vehicles and Motorcycles LLC.

g.	$ 12,049,440 investment by Polaris Sales Inc. in Polaris India Private Ltd.

h.	$105,083,646 investment by Polaris Sales Inc. in Polaris Industries Holdco LP.

i.	$7,780,393 investment by Polaris Sales Europe Inc. in Swissauto Powersports LLC.

j.	$140,040,000 investment by Polaris Industries Inc. a Delaware corporation in Polaris Luxembourg I Sarl.

k.	$1,132,444 investment by Teton Outfitters, LLC in Klim Europe Aps.

As of January 31, 2015

SCHEDULE 6.17
Liens

	Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description
Polaris Industries Inc. [MN]
1.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on March 5, 2010	201019377886	Leased equipment
2.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on March 22, 2010	201019577751	Leased equipment
3.	Polaris Industries Inc.	Chemetall US Inc	Minnesota Secretary of State on April 16, 2010	201019900318	Consignment inventory and proceeds
4.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on May 7, 2010	201020166074	Leased equipment
5.	Polaris Industries Inc.	Cisco Systems Capital Corporation	Minnesota Secretary of State on July 28, 2010	201021017865	Leased equipment
6.	Polaris Industries Inc.	Data Sales Company	Minnesota Secretary of State on August 17, 2010	201021204222	Leased equipment
7.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on November 29, 2010	201022269727	Leased equipment
8.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on December 31, 2010	201022636738	Equipment
9.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on February 7, 2011	201123070471	Equipment
10.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on February 16, 2011	201123183384	Equipment
11.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on May 6, 2011	201124168439	Equipment
12.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 20, 2011	201124335664	Equipment
13.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 20, 2011	201124335690	Equipment
14.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on June 9, 2011	201124541515	Equipment
15.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on August 25, 2011	201125338440	Equipment
16.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on October 19, 2011	201125914490	Equipment
17.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on December 9, 2011	201126445447	Equipment
18.	Polaris Industries, Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on March 21, 2012	201227635504	Equipment
19.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on April 2, 2012	201227783066	Equipment
20.	Polaris Industries Inc.	Toyota Motor Credit Corporation and Power-Lift Inc.	Minnesota Secretary of State on April 25, 2012	201228072536	Equipment

	Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description
21.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on May 7, 2012	201228218560	Equipment
22.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on August 8, 2012	201229206818	Equipment
23.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on August 9, 2012	201229217572	Equipment
24.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on October 26, 2012	201230033250	Equipment
25.	Polaris Industries, Inc.	BLM Group USA Corporation	Minnesota Secretary of State on October 29, 2012	201230049248	Equipment
26.	Polaris Industries, Inc.	H.S. Die & Engineering Inc.	Minnesota Secretary of State on April 5, 2013	201331860499	Equipment
27.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 21, 2013	201332832086	Equipment
28.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on June 24, 2013	201332864862	Equipment
29.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 30, 2013	201332941719	Equipment
30.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on August 28, 2013	201333603933	Equipment
31.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 19, 2014	201436650453	Equipment
32.	Polaris Industries Inc.	Accubilt, Inc.	Minnesota Secretary of State on June 13, 2014	201436951168	Equipment
33.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 17, 2014	201437311713	Equipment
34.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 23, 2014	201437368310	Equipment
35.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 23, 2014	201437368334	Equipment
36.	Polaris Industries Inc.	H.S. Die & Engineering Inc.	Minnesota Secretary of State on August 28, 2014	201437742918	Equipment
37.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on September 16, 2014	201437927454	Equipment
38.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on September 22, 2014	201437989832	Equipment
39.	Polaris Industries Inc.	TCF Equipment Finance, a division of TCF National Bank	Minnesota Secretary of State on October 1, 2014	201438100771	Equipment
40.	Polaris Industries Inc.	First Western Bank & Trust dba All Lines Leasing	Minnesota Secretary of State on December 3, 2014	201438761861	Equipment
41.	Polaris Industries Inc.	First Western Bank & Trust dba All Lines Leasing	Minnesota Secretary of State on January 23, 2015	807479600036	Equipment

Polaris Industries Inc. [DE]
42.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 11, 2011	20113118422	Equipment
43.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 22, 2011	20113248666	Equipment
44.	Polaris Industries Inc.	Marco, Inc.	Delaware Secretary of State on October 31, 2011	20114202225	Equipment
45.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 4, 2011	20114260090	Equipment
46.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 10, 2012	20120104242	Equipment
47.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 4, 2012	20123838218	Equipment
48.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 23, 2012	20124088417	Equipment
49.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 7, 2012	20124302164	Equipment
50.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 27, 2012	20125066867	Equipment
51.	Polaris Industries Inc.	H.S. Die & Engineering Inc.	Delaware Secretary of State on January 15, 2013	20130192220	Equipment
52.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 18, 2013	20130253626	Equipment
53.	Polaris Industries Inc.	Toyota Motor Corporation and Power-Lift, Inc.	Delaware Secretary of State on March 15, 2013	20131004077	Equipment
54.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on May 1, 2013	20131654392	Equipment
55.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on July 18, 2013	20132774850	Equipment
56.	Polaris Industries Inc.	U.S. Bank National Association, as Collateral Agent	Delaware Secretary of State on December 20, 2013	20135054045	Ownership interest in Polaris Luxembourg I S.à.r.l.
57.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 19, 2014	20140649186	Equipment
58.	Polaris Industries Inc.	Accubilt, Inc.	Delaware Secretary of State on March 18, 2014	20141052091	Equipment
59.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 9, 2014	20141393776	Equipment
60.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 28, 2014	20141648559	Equipment
61.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on June 23, 2014	20142469807	Equipment
62.	Polaris Industries Inc.	Marco, Inc.	Delaware Secretary of State on August 1, 2014	20143176179	Equipment
63.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on September 23, 2014	20143799822	Equipment
64.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042503	Equipment

65.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042552	Equipment
66.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042560	Equipment
67.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 5, 2014	20144467700	Equipment
68.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 13, 2014	20144575312	Equipment
69.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 19, 2014	20144681359	Equipment
70.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 22, 2014	20145211198	Equipment
71.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 5, 2015	20150514850	Equipment
Polaris Sales Inc.
72.	Polaris Sales Inc.	U.S. Bank National Association, as Collateral Agent	Minnesota Secretary of State on September 29, 2011 Amendment filed on October 29, 2012 to restate collateral	201125685595 20123005069	Ownership interest in Polaris Sales Australia Pty Ltd. and Polaris Industries Holdco LP
73.	Polaris Sales Inc.	General Motors LLC	Minnesota Secretary of State on May 19, 2014	201436645622	Equipment
74.	Polaris Sales Inc.	Polaris Acceptance
Minnesota Secretary of State on June 20, 2014
• Amendment filed on August 19, 2014 to restate collateral
• Amendment filed on August 19, 2014 to restate collateral
• Amendment filed on September 17, 2014 to restate collateral
• Amendment filed on October 3, 2014 to restate collateral
• Amendment filed on November 6, 2014 to restate collateral
				201437025839 • 20143766007 • 20143766008 • 20143794568 • 20143812900 • 20143849112	All accounts
Polaris Sales Europe Inc.
75.	Polaris Sales Europe Inc.	U.S. Bank National Association, as Collateral Agent	Minnesota Secretary of State on January 21, 2014		Ownership interest in swissauto powersport llc
Teton Outfitters, LLC
76.	Teton Outfitters, LLC	GreatAmerica Leasing Corporation	Idaho Secretary of State on September 21, 2010	B2010-1083934-5	Equipment
77.	Teton Outfitters, LLC	Encore Leasing Group, LLC	Idaho Secretary of State on April 14, 2011	B2011-1091562-8	Equipment
78.	Teton Outfitters, LLC	U.S. Bank Equipment Finance	Idaho Secretary of State on August 19, 2013	B2013-1128106-3	Equipment

NOTE: Polaris Industries Inc. [DE] filed a patent infringement civil suit in the U.S. District Court of Minnesota against CFMOTO Powersports, Inc. et al. on October 26, 2010 (Case No. 10-CV-04362).

NOTE: Polaris Industries Inc. [DE] filed a patent infringement civil suit in the U.S. District Court of Minnesota against BRP US Inc. et al. on June 13, 2012 (Case No. 12-CV-01405).

NOTE: Polaris Industries Inc. [MN] and Polaris Industries Inc. [DE] are each named as a defendant in a patent infringement civil suit filed by Arctic Cat, Inc. et al. on December 19, 2013 in the U.S. District Court of Minnesota (Case No. 13-CV-03579).

NOTE: Polaris Industries Inc. [DE] and Polaris Sales Inc. filed a patent infringement civil suit in the U.S. District Court of Minnesota against Arctic Cat Inc. and Arctic Cat Sales Inc. on September 5, 2014 (Case No. 13-CV-03386).

NOTE: Polaris Industries Inc. [DE] and Polaris Sales Inc. filed a patent infringement civil suit in the U.S. District Court of Minnesota against Arctic Cat Inc. and Arctic Cat Sales Inc. on September 9, 2014 (Case No. 14-CV-03412).

NOTE: Teton Outfitters, LLC is the defendant in a wrongful termination case filed by Robert D. Mousaw on November 25, 2014 in the U.S. District Court of Idaho (Case No. 14-CV-0508).

NOTE: A lien search under the name Polaris Acceptance Inc. revealed a UCC financing statement filed with the Minnesota Secretary of State (200614246404, filed November 9, 2006), however, the Debtor is Acceptance Partnership.

NOTE: A federal and state tax lien search under the name of Polaris Sales Inc. revealed three federal tax lien filings with the Minnesota Secretary of State, however, the tax lien documents name the taxpayer as “Fish Lake Small Engine Repairs and, a Corporation Polaris Sales Inc.” and list the tax identification number as 41-1857252 with a residence address of Rte 3, Box 310, Fergus Falls, MN 56537-9468. The tax identification number for Polaris Sales Inc. is 41-1921490 and there is no affiliation with the other taxpayer. Polaris has notified the IRS of these filing errors.

EXHIBIT A TO AMENDMENT AGREEMENT

AMENDED AND RESTATED
CREDIT AGREEMENT

DATED AS OF MARCH 6, 2015

AMONG

POLARIS INDUSTRIES INC.,

ONE OR MORE OF ITS FOREIGN SUBSIDIARIES
DESIGNATED HEREAFTER, AS FOREIGN BORROWERS

THE LENDERS,

U.S. BANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

U.S. BANK NATIONAL ASSOCIATION,
AS LEAD ARRANGER AND LEAD BOOK RUNNER,

RBC CAPITAL MARKETS and
WELLS FARGO SECURITIES, LLC,
AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS,

RBC CAPITAL MARKETS and
WELLS FARGO BANK NATIONAL ASSOCIATION,
AS SYNDICATION AGENTS

AND

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
AS DOCUMENTATION AGENT

i

ARTICLE IV CONDITIONS PRECEDENT		56
4.1.	Initial Credit Extension	56
4.2.	Each Credit Extension	58
4.3.	Initial Advance to Each Foreign Borrower	58
ARTICLE V REPRESENTATIONS AND WARRANTIES		59
5.1.	Existence and Standing	59
5.2.	Authorization and Validity	60
5.3.	No Conflict; Government Consent	60
5.4.	Financial Statements; Internal Control Event	60
5.5.	Material Adverse Change	60
5.6.	Taxes	60
5.7.	Litigation and Guaranty Obligations	60
5.8.	Subsidiaries; Material Subsidiaries	60
5.9.	ERISA	60
5.10.	Accuracy of Information	61
5.11.	Intellectual Property	62
5.12.	[Reserved]	62
5.13.	Compliance With Laws	62
5.14.	Ownership of Properties	62
5.15.	Plan Assets; Prohibited Transactions	62
5.16.	Environmental Matters	63
5.17.	Government Regulation	63
5.18.	Insurance	63
5.19.	Solvency	64
5.20.	No Default	64
5.21.	Foreign Borrowers	64
5.22.	Foreign Employee Benefit Matters	65
5.23.	Sanctioned Persons	65
ARTICLE VI COVENANTS		65
6.1.	Financial Reporting	65
6.2.	Material Subsidiaries	68
6.3.	Use of Proceeds	68
6.4.	Notice of Material Events	68
6.5.	Conduct of Business	69
6.6.	Taxes	69
6.7.	Insurance	69
6.8.	Compliance with Laws and Material Contractual Obligations	69
6.9.	Maintenance of Properties	69
6.10.	Books and Records; Inspection	70
6.11.	Payment of Obligations	70
6.12.	Indebtedness	70
6.13.	Guaranty Obligations	70
6.14.	Merger	71

6.15.	Sale of Assets	71
6.16.	Investments	72
6.17.	Liens	73
6.18.	Affiliates	75
6.19.	Sale and Leaseback Transactions	75
6.20.	[Reserved.]	75
6.21.	Fiscal Year; Accounting; Organizational Documents	75
6.22.	No Other Negative Pledges	76
6.23.	PAI Assets	76
6.24.	No Limitations	76
6.25.	Financial Covenants	76
6.26.	Further Assurances	76
ARTICLE VII DEFAULTS		76
ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		79
8.1.	Acceleration; Remedies	79
8.2.	Application of Funds	80
8.3.	Amendments	80
8.4.	Preservation of Rights	81
ARTICLE IX GENERAL PROVISIONS		82
9.1.	Survival of Representations	82
9.2.	Governmental Regulation	82
9.3.	Headings	82
9.4.	Entire Agreement	82
9.5.	Several Obligations; Benefits of this Agreement	82
9.6.	Expenses; Indemnification	83
9.7.	Numbers of Documents	84
9.8.	Accounting	84
9.9.	Severability of Provisions	84
9.10.	Nonliability of Lenders	84
9.11.	Confidentiality	85
9.12.	Nonreliance	85
9.13.	Disclosure	85
9.14.	USA PATRIOT ACT NOTIFICATION	85
ARTICLE X THE ADMINISTRATIVE AGENT		86
10.1.	Appointment; Nature of Relationship	86
10.2.	Powers	86
10.3.	General Immunity	86
10.4.	No Responsibility for Loans, Recitals, etc	87
10.5.	Action on Instructions of Lenders	87
10.6.	Employment of Administrative Agents and Counsel	87
10.7.	Reliance on Documents; Counsel	87

10.8.	Administrative Agent’s Reimbursement and Indemnification	88
10.9.	Notice of Event of Default	88
10.10.	Rights as a Lender	88
10.11.	Lender Credit Decision, Legal Representation	89
10.12.	Successor Administrative Agent	89
10.13.	Administrative Agent and Arranger Fees	90
10.14.	Delegation to Affiliates	90
10.15.	Collateral Releases	91
10.16.	Co-Administrative Agents, Documentation Administrative Agent, Syndication Administrative Agent, etc	91
10.17.	No Advisory or Fiduciary Responsibility	91
ARTICLE XI SETOFF; RATABLE PAYMENTS		91
11.1.	Setoff	91
11.2.	Ratable Payments	92
ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		92
12.1.	Successors and Assigns	92
12.2.	Participations	93
12.3.	Assignments	94
12.4.	Dissemination of Information	95
12.5.	Tax Treatment	95
ARTICLE XIII NOTICES		95
13.1.	Notices; Effectiveness; Electronic Communication	95
ARTICLE XIV COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION		97
14.1.	Counterparts; Effectiveness	97
14.2.	Electronic Execution of Assignments	97
ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL		98
16.1.	CHOICE OF LAW	98
16.2.	CONSENT TO JURISDICTION	98
16.3.	WAIVER OF JURY TRIAL	98

EXHIBITS

EXHIBIT A – Form of Opinion

EXHIBIT B – Form of Compliance Certificate

EXHIBIT C – Form of Assignment and Assumption Agreement

EXHIBIT D – Form of Borrowing Notice

EXHIBIT E-1 – Form of Company Note

EXHIBIT E-2 – Form of Foreign Borrower Note

EXHIBIT F – Form of Increasing Lender Supplement

EXHIBIT G – Form of Augmenting Lender Supplement

EXHIBIT H – List of Closing Documents

EXHIBIT I – Form of Assumption Letter

SCHEDULES

PRICING SCHEDULE

SCHEDULE 1.1 – Commitments

SCHEDULE 5.8 – Subsidiaries

SCHEDULE 5.14 – Properties

SCHEDULE 6.16 – Investments

SCHEDULE 6.17 - Liens

v

AMENDED AND RESTATED CREDIT AGREEMENT

This Agreement, dated as of March 6, 2015, is between Polaris Industries Inc., Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiary that hereafter becomes a party to this Agreement as a Foreign Borrower, the Lenders and U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and as Administrative Agent.  The parties hereto agree as follows:

RECITALS

ARTICLE I
DEFINITIONS

As used in this Agreement:

“Acceptance Partnership” means Polaris Acceptance, an Illinois general partnership.

“Acceptance Partnership Agreement” means that certain Amended and Restated Partnership Agreement, dated as of February 28, 2011, between PAI and CDF Joint Ventures, Inc., pursuant to which the Acceptance Partnership is governed, as the same may be amended, restated or otherwise modified from time to time.

“Acquisition” means the acquisition by any Person of (a) all or substantially all of the Equity Interests of another Person, (b) all or substantially all of the assets of another Person or (c) all or substantially all of a line of business of another Person, in each case whether or not involving a merger or consolidation with such other Person.

“Advance” means a borrowing hereunder, (i) made by all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurocurrency Loans, for the same Interest Period.  The term “Advance” shall include Swing Line Loans unless otherwise expressly provided.

“Administrative Agent” means U.S. Bank in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Affected Lender” is defined in Section 2.20.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, including, without limitation, such Person’s Subsidiaries.  A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.  As of the Effective Date, the Aggregate Commitment is $500,000,000.

“Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

“Agreed Currencies” means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, Pounds Sterling, Canadian Dollars, Australian Dollars, Swiss Francs and Euros, and (iii) any other Eligible Currency which the Borrowers requests the Administrative Agent to include as an Agreed Currency hereunder and which is acceptable to all of the Lenders.

“Agreement” means this Amended and Restated Credit Agreement, as it may be amended or modified and in effect from time to time.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (i) the Prime Rate for such day, (ii) the sum of the Federal Funds Effective Rate for such day plus 0.5% per annum and (iii) the Daily Eurocurrency Base Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for Dollars plus 1.50%, provided that, for the avoidance of doubt, the Daily Eurocurrency Base Rate for any day shall be based on the rate reported by the applicable financial information service at approximately 11:00 a.m. London time on such day.

“Amendment Agreement” means that certain Amendment Agreement dated as of March 6, 2015, by and between the Borrowers, the Lenders listed on the signature pages thereto and the Administrative Agent, effecting, among other things, the amendment and restatement of the Existing Credit Agreement.

“Anti-Corruption Laws” means, all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries, if any, from time to time concerning or relating to bribery or corruption.

“Applicable Fee Rate” means, at any time, the percentage rate per annum at which Facility Fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

“Applicable Insolvency Laws” is defined in Section 2.27.9.

“Applicable Margin” means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approximate Equivalent Amount” of any currency with respect to any amount of Dollars shall mean the Equivalent Amount of such currency with respect to such amount of Dollars on or as of such date, rounded up to the nearest amount of such currency as determined by the Administrative Agent from time to time.

“Arranger” means U.S. Bank, and its successors, in its capacity as Lead Arranger and Lead Book Runner.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Assumption Letter” means a letter of a Foreign Subsidiary of the Company addressed to the Lenders in substantially the form of Exhibit I hereto pursuant to which such Foreign Subsidiary agrees to become a Foreign Borrower and agrees to be bound by the terms and conditions hereof as applicable to a Foreign Borrower and as if originally a party hereto.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease, (c) in respect of any Securitization Transaction of such Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in respect of any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease).

“Augmenting Lender” is defined in Section 2.25.

“Australian Dollar” and “AUD” means the lawful currency of the Commonwealth of Australia.

“Authorized Officer” means any of the president, chief financial officer, vice president of finance, treasurer or assistant treasurer of the Company, acting singly.

“Auto-Extension Facility LC” means a Facility LC that includes provisions to provide for the automatic extension of the expiry date thereof without further action by the LC Issuer.

“Available Aggregate Commitment” means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

“Base Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes.

“Base Rate Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“Base Rate Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“BofA” means Bank of America, N.A., a national banking association (or any subsidiary or affiliate of BofA designated by BofA.)

“Borrowers” means the Company and the Foreign Borrowers.

“Borrowing Date” means a date on which an Advance is made or a Facility LC is issued hereunder.

“Borrowing Notice” is defined in Section 2.8.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York, Minneapolis, Minnesota, London, England and, in the case of Eurocurrency Advances made in Canadian Dollars, Toronto, Ontario, for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Canadian Dollar” and “CAD” means the lawful currency of Canada.

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Equivalent Investments” means (i) securities issued directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) time and demand deposits, certificates of deposit and banker’s acceptances of (a) any Lender, (b) any commercial bank (whether domestic or foreign) having capital and surplus in excess of $500,000,000 or (c) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s I at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better from Moody’s, (iv) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which a Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (v) Investments in tax exempt municipal bonds rated AA (or the equivalent thereof) or better by S&P or Aa2 (or the equivalent thereof) or better by Moody’s, (vi) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (i) through (v) and (vii) shares of money market mutual funds that are rated at least “AAAm” or “AAA-G” by S&P or “P-1” or better by Moody’s.

“Cash Management Services” means any banking services that are provided to the Company or any of its Subsidiaries by the Administrative Agent or any of its Affiliates (other than pursuant to this Agreement) or any other Lender, including without limitation:  (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) stored value cards, (f) automated clearing house or wire transfer services, or (g) treasury management, including controlled disbursement, consolidated account, lockbox, overdraft, return items, sweep and interstate depository network services.

“CDOR Rate” means, with respect to the relevant Interest Period, the per annum rate equal to the greater of (a) zero percent (0%) and (b) arithmetic average of the annual yield rates applicable to Canadian Dollar bankers’ acceptances for such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period) on the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Services (or if the CDOR Page (or substitution therefor)  is not available to the Administrative Agent for any reason, such other generally recognized financial information service reporting Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) two (2) Business Days prior to the commencement of such Interest Period; provided, that if such CDOR rate is unavailable at any time pursuant to the foregoing methodology, such rate shall be the greater of (i) zero percent (0%) and (ii) an alternative published interest rate reported by a generally recognized financial information service selected by the Administrative Agent using its reasonable judgment.

“Change” is defined in Section 3.2.

“Change of Control” means either of the following events:  (a) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), by way of merger, consolidation or otherwise of 25% or more of the voting Equity Interests of the Borrower on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower convertible into or exercisable for voting Equity Interests of the Borrower (whether or not such securities are then currently convertible or exercisable); or (b) during any period of twelve calendar months, individuals who at the beginning of such period constituted the board of directors of the Borrower together with any new members of such board of directors whose elections by such board of directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the members of such board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the directors of the Borrower then in office.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral Shortfall Amount” is defined in Section 8.1(a).

“Commitment” means, for each Lender, the obligation of such Lender to make Revolving Loans to, and participate in Facility LCs issued upon the application of, the Borrowers in an aggregate amount not exceeding the amount set forth on Schedule 1.1, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.3 or as otherwise modified from time to time pursuant to the terms hereof.

“Commodity Exchange Act”  means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” means Polaris Industries Inc., a Minnesota corporation, and its successors and assigns.

“Computation Date” means each date that is (a) three Business Days prior to a Borrowing Date, (b) three Business Days prior to the date of the conversion or continuation of an Advance, (c) three Business Days prior to the issuance or Modification of a Facility LC, (d) three Business Days prior to any Non-Extension Notice Date (e) the date of any draw under a Facility LC, (f) the last Business Day of each month, or (g) any other Business Day elected by the Administrative Agent in its discretion or upon instruction by the Required Lenders.

“Consolidated EBIT” means, for any period, Consolidated Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property)) plus, to the extent deducted from revenues in determining Consolidated Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property)), (i) Consolidated Interest Expense for such period, and (ii) total Federal, state, foreign or other income taxes for such period for the Company and its Subsidiaries on a consolidated basis.

“Consolidated EBITDA” means, for any period, Consolidated EBIT for such period plus, to the extent deducted from revenues in determining Consolidated Net Income for such period, depreciation and amortization for such period.  If, during the period for which Consolidated EBITDA of the Company is being calculated, the Company or any Subsidiary has (x) acquired sufficient Equity Interests of a Person to cause such Person to become a Subsidiary; (y) acquired all or substantially all of the assets or operations, division or line of business of a Person; or (z) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other Person), Consolidated EBITDA shall be calculated after giving pro forma effect thereto as if all such acquisitions and dispositions had occurred on the first day of such period.

“Consolidated Funded Indebtedness” means at any time, without duplication, the sum of (a) principal amount of all obligations of the Company and its Subsidiaries for borrowed money, (b) all purchase money Indebtedness of the Company and its Subsidiaries, (c) the principal portion of all obligations of the Company and its Subsidiaries under Capital Leases and (d) all drawn but unreimbursed amounts under all Letters of Credit (other than Letters of Credit supporting trade payables in the ordinary course of business) issued for the account of the Company or any of its Subsidiaries.

“Consolidated Interest Expense” means, with reference to any period, the interest expense of the Company and its Subsidiaries for such period determined in accordance with GAAP.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries calculated on a consolidated basis for such period.

“Consolidated Net Worth” means stockholders’ equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Revenue” means, with reference to any period, the revenue of the Company and its Subsidiaries for such period calculated on a consolidated basis.

“Controlled Group” means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Conversion/Continuation Notice” is defined in Section 2.9.

“Credit Extension” means the making of an Advance or the issuance of a Facility LC hereunder.

“Daily Eurocurrency Base Rate” means the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in Dollars for one month administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on the applicable Reuters Screen for Dollars as of 11:00 a.m. (London time) on a Business Day; provided, that, if the applicable Reuters Screen for Dollars is not available to the Administrative Agent for any reason, the applicable Daily Eurocurrency Base Rate shall instead be the greater of (i) zero percent (0.0%) and (ii) the applicable interest settlement rate for deposits in Dollars for one month administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on a Business Day; provided, further, that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Daily Eurocurrency Base Rate shall instead be the greater of (A) zero percent (0.0%) and (B) the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on a Business Day in the approximate amount of U.S. Bank’s relevant Swing Line Loan and having a maturity equal to one month.  For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Daily Eurocurrency Base Rate, such interest rate shall change as and when the Daily Eurocurrency Base Rate shall change.

“Daily Eurocurrency Loan” means a Swing Line Loan which, except as otherwise provided in Section 2.11, bears interest at the Daily Eurocurrency Rate.

“Daily Eurocurrency Rate” means, with respect to a Swing Line Loan, the sum of (a) the quotient of (i) the Daily Eurocurrency Base Rate, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to an Interest Period of one month, plus (b) the Applicable Margin.

“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Facility LCs or Swing Line Loans within two Business Days of the date such portion is required in the determination of the Administrative Agent to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the LC Issuer, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations (i) under this Agreement or (ii) under other agreements in which it is obligated to extend credit unless, in the case of this clause (ii), such obligation is the subject of a good faith dispute, (c) failed, within two Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Facility LCs and Swing Line Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not become a Defaulting Lender solely as the result of (x) the acquisition or maintenance of an ownership interest in such Lender or a Person controlling such Lender or (y) the exercise of control over a Lender or a Person controlling such Lender, in each case, by a governmental authority or an instrumentality thereof.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender upon notification of such determination by the Administrative Agent to the Borrower, the LC Issuer, the Swing Line Lender and the Lenders.

“Deposits” is defined in Section 11.1.

“Designated Currencies” means, with respect to (a) Polaris Sales Europe Sàrl, Dollars, Swiss Francs and Euros and (b) each other Foreign Borrower, the Agreed Currencies designated for such Foreign Borrower in the Assumption Letter applicable to such Foreign Borrower.

“Discretionary Currency” means any currency other than an Agreed Currency which is requested by the Borrowers and acceptable to an LC Issuer in its sole discretion at the time of each issuance of a Facility LC to be denominated in such other currency.  For the avoidance of doubt, the decision by an LC Issuer to issue a Facility LC denominated in a particular currency (other than an Agreed Currency) shall not imply any agreement by such LC Issuer to issue future Facility LCs in the same currency.

“Dollar,” “$” and “USD” means the lawful currency of the United States of America.

“Dollar Amount” means, on any date of determination, (a) with respect to any amount in Dollars, such amount and (b) with respect to any amount in an Agreed Currency or Discretionary Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 2.2 using the Exchange Rate with respect to such Agreed Currency or Discretionary Currency at the time in effect or determined by the LC Issuer pursuant to Section 2.12(a) based on its actual cost of funds and in accordance with its standard practices.

“Domestic Subsidiary” means a Subsidiary of the Company incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Effective Date” means March 6, 2015.

“Eligible Assignee” means (i) a Lender; (ii) an Approved Fund; (iii) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization; (iv) a commercial bank organized under the laws of any other country that is a member of the Organisation for Economic Co-operation and Development (“OECD”), or a political subdivision of any such country, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (iv); or (v) the central bank of any country that is a member of the OECD; provided, however, that neither the Company nor an Affiliate of the Company shall qualify as an Eligible Assignee.

“Eligible Currency” means any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Amount may be readily calculated.  If, after the designation by the Lenders of any currency as an Agreed Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country’s currency is, in the determination of the Administrative Agent, (i) no longer readily available or freely traded or (ii) as to which, in the determination of the Administrative Agent, a Dollar Amount is not readily calculable ((i) and (ii) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders, the Company and any applicable Foreign Borrower, and such country’s currency shall no longer be an Agreed Currency until such time as the Disqualifying Event(s) no longer exist, but in any event within five (5) Business Days of receipt of such notice from the Administrative Agent, the Company or such applicable Foreign Borrower shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Amount of Loans in Dollars, subject to the other terms contained in Article II.

“Environmental Claim” means any claim for injury, damages or harm to the environment, natural resource damages, personal injury, clean-up costs, clean-up work, corrective action, or any other remedy available under Environmental Laws or other applicable laws related to the release or threatened release of Hazardous Materials, including, but not limited to any remedy under civil, criminal or administrative laws and procedures.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of Hazardous Materials in, on or about surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or the clean-up or other remediation thereof.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equivalent Amount” of any currency at any date shall mean the equivalent in U.S. Dollars of such currency, calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange of the Administrative Agent in the London interbank market (or other market where the Administrative Agent’s foreign exchange operations in respect of such currency are then being conducted) for such other currency at or about 11:00 a.m. (local time applicable to the transaction in question) on the date on which such amount is to be determined, rounded up to the nearest amount of such currency as determined by the Administrative Agent from time to time; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such amount, and such determination shall be conclusive absent manifest error.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary of the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 304(i)4 of ERISA); (e) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Company or any of its Subsidiaries or ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (h) the receipt by the Company, any Subsidiary of the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company, any Subsidiary of the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company, any Subsidiary of the Company or any ERISA Affiliate of withdrawal liability under Sections 4201 or 4204 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or, in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, or (i) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

“EU” means the European Union.

“Euro” and “EUR” means the single currency of the participating member states of the EU.

“Eurocurrency Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurocurrency Rate.

“Eurocurrency Base Rate” means, with respect to a Eurocurrency Advance for the relevant Interest Period, (x) in any Agreed Currency other than Canadian Dollars, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on the applicable Reuters Screen for such Agreed Currency as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period; provided, that, if the applicable Reuters Screen for such Agreed Currency is not available to the Administrative Agent for any reason, the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the greater of (i) zero percent (0.0%) and (ii) the applicable interest settlement rate for deposits in the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period; provided, that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the greater of (A) zero percent (0.0%) and (B) the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in such Agreed Currency with first-class banks in the interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of U.S. Bank’s relevant Eurocurrency Loan and having a maturity equal to such Interest Period and (y) in Canadian Dollars, the CDOR Rate.

“Eurocurrency Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurocurrency Rate.

“Eurocurrency Rate” means, with respect to a Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin.

“Event of Default” is defined in Article VII.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means on any day, for purposes of determining the Dollar Amount of any other currency, the rate at which such other currency may be exchanged into Dollars at the time of determination on such day on the Reuters WRLD Page for such currency.  In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation and the Administrative Agent (i) taxes imposed on its overall net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or the jurisdiction in which the Administrative Agent’s or such Lender’s principal executive office or such Lender’s applicable Lending Installation is located and (ii) any U.S. federal withholding taxes imposed by FATCA.

“Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced.

“Existing Credit Agreement” means that certain Credit Agreement dated as of August 18, 2011 by and between the Borrowers, the lenders party thereto and U.S. Bank National Association, as administrative agent, as amended, supplemented or otherwise modified prior to the Effective Date.

“Facility Fees” means fees payable to the Lenders pursuant to Section 2.5.

“Facility LC” is defined in Section 2.19.1.

“Facility LC Application” is defined in Section 2.19.3.

“Facility LC Collateral Account” is defined in Section 2.19.11.

“Facility LC Exposure” is defined in Section 2.22.

“Facility LC Sublimit” means $50,000,000.

“Facility Termination Date” means March 6, 2020, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the greater of (i) zero percent (0.0%) and (ii) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. Central time on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

“Foreign Borrower” means Polaris Sales Europe Sárl and any other Foreign Subsidiary of the Company which is designated by the Company and has become a Foreign Borrower pursuant to the terms of Section 2.26 and their respective successors and assigns.

“Foreign Borrower Obligations” means with respect to any given Foreign Borrower all unpaid principal of and accrued and unpaid interest on any Advances made to such Foreign Borrower, all LC Obligations associated with Facility LCs for which such Foreign Borrower is the account party, all obligations in connection with Cash Management Services provided to such Foreign Borrower, all Rate Management Obligations of such Foreign Borrower, all accrued and unpaid fees related to any of the foregoing and all expenses, reimbursements, indemnities and other obligations of such Foreign Borrower to the Lenders or to any Lender, the Administrative Agent, the LC Issuer or any indemnified party arising under the Loan Documents.

“Foreign Employee Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

“Foreign Pension Plan” means any employee benefit plan as described in Section 3(3) of ERISA for which the Company or any member of its Controlled Group is a sponsor or administrator and which (i) is maintained or contributed to for the benefit of employees of the Company, any of its Subsidiaries or any member of its Controlled Group, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction not located in the United States of America.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

“Government Acts” is defined in Section 2.19.9.

“Guarantor” means the Subsidiaries party to the Guaranty from time to time.

“Guaranty” means that certain Guaranty dated as of August 18, 2011 executed by the Guarantors in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended or modified (including, without limitation, by the joinder of additional Guarantors) and in effect from time to time.

“Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.  The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made, or, if less, the maximum amount for which such Person may be liable under the terms of the instruments evidencing such Guaranty Obligation.

“Hazardous Material” means any pollutant, contaminant, petroleum or petroleum product, dangerous or toxic substance, hazardous or extremely hazardous substance or chemical, solid or hazardous waste, special, liquid, industrial or other waste, asbestos, hazardous material, or other material, substance or agent, whether in solid, liquid or gaseous form, (i) that is regulated in connection with the protection of the environment, (ii) the presence of which requires investigation or remediation under any Environmental Laws, (iii) that is defined or listed as a “hazardous waste,” “hazardous substance,” “extremely hazardous substance,” “hazardous or deleterious substance,” “pollutant or contaminant” or the equivalent under any Environmental Laws; (iv) that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous (including any substance that contains polychlorinated biphenols (PCBs), asbestos or urea formaldehyde foam insulation); or (v) the presence of which causes or threatens to cause a nuisance or poses or threatens to pose a threat to human health, safety or the environment.

“Highest Lawful Rate” shall mean, on any day, the maximum non-usurious rate of interest permitted for that day by applicable federal or state law stated as a rate per annum.

“Home Country” is defined in Section 5.20.

“Increasing Lender” is defined in Section 2.25.

“Incremental Term Loan” is defined in Section 2.25.

“Incremental Term Loan Amendment” is defined in Section 2.25.

“Indebtedness” of a Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the Attributable Indebtedness of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference, plus accrued and unpaid dividends, (i) all net obligations of such Person in respect of Rate Management Transactions, (j) the maximum amount of all performance and standby Letters of Credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), and (k) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) unless such transaction is effected without recourse to such Person.  The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture to the extent such Indebtedness is recourse to such Person.

“Intellectual Property” is defined in Section 5.11.

“Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement, dated as of August 18, 2011 by and between the Administrative Agent, U.S. Bank National Association as Collateral Agent and the Noteholders party thereto.

“Interest Differential” is defined in Section 3.4.

“Interest Period” means, with respect to a Eurocurrency Advance (a) denominated in Dollars, a period of seven days or of one, two, three, six or twelve months, (b) denominated in Swiss Francs or Euros, a period of seven days or of one or three months and (c) denominated in any other Agreed Currency, a period of one or three months, in each case commencing on a Business Day selected by the Borrower of such Advance pursuant to this Agreement; provided, that Interest Periods of twelve months may only be elected by such Borrower with the consent of all Lenders.  Any Interest Period of one, two, three, six or twelve months shall end on the day which corresponds numerically to such date one, two, three, six or twelve months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third, sixth or twelfth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth or twelfth succeeding month.  If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Company’s or any of its Subsidiaries’ internal controls over financial reporting, in each case as described in the Securities Laws.

“Investment” in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise, but excluding capital expenditures and acquisitions of inventory in the ordinary course of business) of assets, shares of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the lease or purchase of equipment, inventory or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

“IRS” means the Internal Revenue Service.

“ISP98” means the “International Standby Practices 1998” published by the International Chamber of Commerce in ICC publication No. 590 (1998), or such later version thereof as may be in effect at the time of issuance of a Letter of Credit stated to be governed by the ISP98.

“Joint Venture Basket” means Indebtedness incurred by, Guaranties made by, or Investments made by, the Company or its Subsidiaries to support the Company’s consumer finance program (other than Acceptance Partnership) or other joint ventures in an aggregate amount not to exceed the greater of $200,000,000 or twenty percent (20%) of Consolidated Net Worth.  For the avoidance of doubt, the Joint Venture Basket shall include obligations to purchase the property of another Person from a creditor of such other Person who has repossessed such property as a result of a default by such other Person under a retail consumer finance program financing arrangement with such creditor.

“LC Fee” is defined in Section 2.19.4.

“LC Issuer” means U.S. Bank (or any subsidiary or affiliate of U.S. Bank designated by U.S. Bank) or BofA in their capacity as issuers of Facility LCs hereunder.

“LC Obligations” means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs (including, for the avoidance of doubt, all Existing Letters of Credit) outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.  For the avoidance of doubt, a Facility LC which would have expired by its terms, but which has been extended due to the effect of Rule 3.14 of ISP98, will deemed to be outstanding for the purposes of determining the LC Obligations.

“LC Payment Date” is defined in Section 2.19.5.

“Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.  Unless otherwise specified, the term “Lenders” includes U.S. Bank in its capacity as Swing Line Lender.

“Lending Installation” means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages hereof (in the case of the Administrative Agent) or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.17.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Leverage Ratio” means, as of any date of calculation, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the Company’s then most-recently ended four fiscal quarters.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Loan” means a Revolving Loan, a Swing Line Loan or an Incremental Term Loan.

“Loan Documents” means this Agreement, the Facility LC Applications, the Intercreditor Agreement, the Guaranty, any Pledge Agreements, any note or notes executed by the Borrowers in connection with this Agreement and payable to a Lender, and any other document or agreement, now or in the future, executed by the Borrower for the benefit of the Administrative Agent or any Lender in connection with this Agreement.

“Loan Party” or “Loan Parties” means, individually or collectively, the Borrowers, the Pledgors and the Guarantors.

“Material Adverse Effect” means a material adverse effect on (i) the business, Property, liabilities (actual and contingent), operations, condition (financial or otherwise), results of operations, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the LC Issuer or the Lenders under the Loan Documents.

“Material Indebtedness” means Indebtedness in an outstanding principal amount of $25,000,000 or more in the aggregate (or the equivalent thereof in any currency other than U.S. dollars).

“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides a commitment for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

“Material Subsidiary” means a Subsidiary that is a Guarantor or a Pledged Subsidiary.

“Modify” and “Modification” are defined in Section 2.19.1.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Company or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

“Non-Extension Notice Date” is defined in Section 2.19.1(c).

“Non-U.S. Lender” is defined in Section 3.5(d).

“Note” is defined in Section 2.13(d).

“Noteholders” means the holders from time to time of the Company’s Notes (for purposes of this definition only, as such term is defined in the NPA) issued pursuant to the NPA.

“NPA” means that certain Master Note Purchase Agreement, dated as of December 12, 2010 between the Company and the holders from time to time of the notes issued thereunder, as in effect on the Effective Date or as modified hereafter without breach of the provisions of this Agreement.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Obligations, all obligations in connection with Cash Management Services, all obligations with respect to Rate Management Transactions, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrowers to the Lenders or to any Lender, the Administrative Agent, the LC Issuer or any indemnified party arising under the Loan Documents; provided, that, “Obligations” shall not, in any event, include Excluded Swap Obligations.

“OFAC” means, the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.

“Original Currency” is defined in Section 2.12(b).

“Other Taxes” is defined in Section 3.5(b).

“Outstanding Credit Exposure” means, as to any Lender at any time, the Dollar Amount of the sum of (i) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans outstanding at such time, plus (iii) an amount equal to its Pro Rata Share of the LC Obligations at such time.

“PAI” means Polaris Acceptance, Inc., a Minnesota corporation.

“PAI Basket” means Guaranties made by, or Investments made by, (i) PAI as a general partner of Acceptance Partnership and (ii) the Company and PAI consisting of capital contributions or obligations to make capital contributions, in an amount not to exceed $250,000,000.

“Participants” is defined in Section 12.2.1.

“PATRIOT Act” means, the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute.

“Payment Date” means the last day of each fiscal quarter of the Company.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Acquisition” means an Acquisition by the Company or any of its Subsidiaries with respect to which all of the following are satisfied:  (a) the Equity Interests, assets or line of business acquired are in a line of business complementary or similar to or a reasonable extension of the Company’s current line of business; (b) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition; (c) if the aggregate consideration to be paid for such Acquisition equals or exceeds $50,000,000 (including, without limitation, the amount of any Indebtedness assumed in connection with such Acquisition), the Company shall have delivered to the Administrative Agent, prior to the closing of such Acquisition, a certificate of an Authorized Officer of the Company (i) providing calculations on a pro forma basis of each of the financial covenants set forth in Section 6.25 after giving effect to such Acquisition both (A) as of the actual date of such Acquisition and (B) as of the first day of the most recently ended fiscal quarter, which calculations shall demonstrate that, as of each such date, the Borrowers are or would have been in compliance with all of the financial covenants set forth in Section 6.25, and (ii) both before and after giving effect to such Acquisition, no Default or Event of Default exists; (d) the Company or one of its Wholly-Owned Subsidiaries is the surviving entity; (e) both before and after giving effect to such Acquisition, no Default or Event of Default exists; (f) the Leverage Ratio, on a pro forma basis reflecting consummation of such Acquisition shall be in compliance with Section 6.25.2; (g) the representations and warranties made by the Loan Parties in any Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date; (h) if such Acquisition involves the formation of a new Subsidiary of the Company, the Company will update Schedule 5.8; and (i) such Acquisition is undertaken in accordance with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees and awards to which any party to such Acquisition may be subject.

“Permitted Investment” is defined in Section 6.16.

“Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Company or any member of the Controlled Group may have any liability.

“Pledge Agreement” means an agreement, however called, incorporating relevant foreign law to effect the pledge of Equity Interests of a Pledged Subsidiary as required by Section 6.2 and complying with Section 10.4 of the NPA.

“Pledged Subsidiary” means a Foreign Subsidiary of the Company (i) with respect to which sixty-five percent (65%) of the Equity Interests of such Foreign Subsidiary has been pledged to the Administrative Agent pursuant to a Pledge Agreement for the ratable benefit of the Lenders and, to the extent required by the NPA, the Noteholders or (ii) which is a Wholly-Owned Subsidiary of a Pledged Subsidiary.

“Pledgor” means each of Polaris Industries Inc., a Delaware corporation, Polaris Sales Inc., a Minnesota corporation and the Company or any other Subsidiary of the Company that enters into a Pledge Agreement.

“Pounds Sterling” and “GBP” means the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“Pricing Schedule” means the Schedule attached hereto identified as such.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Priority Debt” has the meaning provided in the NPA.

“Private Placement Indebtedness” means Indebtedness of the Borrowers incurred pursuant to the NPA or a private placement of senior notes after the Effective Date; provided, that any such Indebtedness issued after the Effective Date shall be issued either (i) pursuant to the NPA as in effect on the Effective Date, or (ii) pursuant to definitive documentation which shall not contain representations, warranties, covenants or other provisions, including without limitation financial covenants, more restrictive than the representations, warranties, covenants and other provisions of this Agreement as of the date such Indebtedness is incurred, or provisions requiring security for such Indebtedness other than provisions requiring that such Indebtedness be secured equally and ratably with the Obligations (which shall be no more favorable to the holders of such Indebtedness than those set forth in the NPA as of the Effective Date).

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitment; provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (a) such Lender’s Outstanding Credit Exposure at such time by (b) the Aggregate Outstanding Credit Exposure at such time; provided, further, that when a Defaulting Lender shall exist, “Pro Rata Share” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment.  If the Commitments have terminated or expired, the Pro Rata Shares shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

“Purchasers” is defined in Section 12.3.1.

“Quotation Date” means, in relation to any Interest Period for which an interest rate is to be determined, (a) if the related Advance is denominated in Dollars, two Business Days before the first day of that Interest Period, (b) if the related Advance is denominated in Euros, the earlier of three TARGET Days and three London Business Days (to the extent the two are not the same) before the first day of such Interest Period, (c) if the related Advance is denominated in Pounds Sterling, three London Business Days before the first day of such Interest Period, (d) if the related Advance is denominated in Swiss Francs, three Business Days before the first day of such Interest Period, (e) if the related Advance is denominated in Australian Dollars, three Business Days before the first day of such Interest Period and (f) if the related Advance is denominated in any other Agreed Currency, the date which is agreed to by the Lenders when they agree that such currency may be an Agreed Currency.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Company or any Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Real Properties” is defined in Section 5.15.

“Receivables Securitization Transaction” means any sale, factoring or securitization transaction involving accounts receivable (and related assets) that may be entered into by the Company or any Subsidiary pursuant to which the Company or any Subsidiary may sell, convey or otherwise transfer, or may grant a security interest in, any accounts receivable, whether existing on the Effective Date or arising thereafter) of the Company or any Subsidiary, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all bank accounts specifically designated for the collection of such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, the proceeds of such accounts receivable and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with sales, factoring or securitizations involving accounts receivable.  Without limiting the foregoing, “Receivables Securitization Transaction” includes the transactions pursuant to the following agreements and any replacement arrangement with the same economic effect:  (i) Manufacturer’s Repurchase Agreement between Acceptance Partnership and the Company, Polaris Industries Inc., a Delaware corporation, and Polaris Sales Inc., a Minnesota corporation, dated February 7, 1996, or any amendment, restatement, renewal or replacement thereof; (ii) Manufacturer’s Financing Agreement between Polaris Industries Ltd. and GE Commercial Distribution Finance Canada dated January 1, 2007 or any amendment, restatement, renewal or replacement thereof; (iii) Purchase, Sale, Assignment and Amending Agreement by and between Polaris Industries Ltd. and GE Commercial Distribution Finance Canada dated July 21, 2006 or any amendment, restatement, renewal or replacement thereof; (iv) Distributor’s Agreement between GE Commercial Corporation (Australia) Pty Ltd.  And Polaris Sales Australia Pty Ltd. dated April 3, 2000, or any amendment, restatement, renewal or replacement thereof; (v) Financial Agreement between Transamerica Commercial Finance France (n/k/a GE Commercial Distribution Finance and Polaris France S.A.) dated April 20, 2001, or any amendment, restatement, renewal or replacement thereof; (vi) Agreement between Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) and Polaris Britain Limited dated June 14, 2002, as supplemented by a Supplemental Agreement dated June 14, 2002, or any amendment, restatement, renewal or replacement thereof; (vii) Master Factoring Agreement between GE Commercial Distribution Finance Europe Limited and Polaris Britain Limited dated February 29, 2008, or any amendment, restatement, renewal or replacement thereof; (viii) Finance Sale Agreement between Polaris Scandinavia AB and Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) dated September 4, 2003 (Sweden), or any amendment, restatement, renewal or replacement thereof; (ix) Finance Sale Agreement between Polaris Scandinavia AB and Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) dated September 4, 2003 (Norway), or any amendment, restatement, renewal or replacement thereof; (x) Master Factoring Agreement between GE Commercial Distribution Finance GmbH and Polaris Germany GmbH dated July 27, 2007, or any amendment, restatement, renewal or replacement thereof and (xi) Collaboration Agreement dated June 10, 2009 by and between Banco Español de Credito S.A. and Polaris Sales Spain S. L., or any amendment, restatement, renewal or replacement thereof.

“Register” is defined in Section 12.3.4.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Borrowers then outstanding under Section 2.19 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Reports” is defined in Section 9.6(a).

“Required Lenders” means Lenders in the aggregate having greater than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding greater than 50% of the Aggregate Outstanding Credit Exposure.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on Eurocurrency liabilities (i) under Regulation D or (ii) by any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law)

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in the Company or any Subsidiary of the Company other than a Wholly-Owned Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in the Company or any Subsidiary thereof or any option, warrant or other right to acquire any such equity interest in the Company or any such Subsidiary.

“Revolving Loan” means, with respect to a Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof).

“Risk-Based Capital Guidelines” is defined in Section 3.2.

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

“Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

“Sanctioned Country”:  At any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.

“Sanctioned Person”:  At any time, (a) any Person or group listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person 50% or more owned, directly or indirectly, by any of the above.

“Sanctions”:  Economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Securities Laws” means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley Act of 2002, in each case as amended, and the rules and regulations and applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated thereunder.

“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person or any other Person.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Single Employer Plan” means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

“Specified Lien” is defined in Section 2.27.9.

“Stated Rate” is defined in Section 2.21.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.  Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company.

“Substantial Portion” means, with respect to the Property of the Company and its Subsidiaries, Property which represents more than 10% of the consolidated assets of the Company and its Subsidiaries taken as a whole or Property which is responsible for more than 10% of the Consolidated Net Income of the Company and its Subsidiaries taken as a whole, in each case, as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made (or if financial statements have not been delivered hereunder for that month which begins the twelve-month period, then the financial statements delivered hereunder for the quarter ending immediately prior to that month).

“Swap Counterparty” means, with respect to any swap with any Lender, any person or entity that is or becomes a party to such swap.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act between a Lender and one or more Swap Counterparties

“Swing Line Borrowing Notice” is defined in Section 2.4.2.

“Swing Line Exposure” is defined in Section 2.22.

“Swing Line Lender” means U.S. Bank or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

“Swing Line Loan” means a Loan made available to the Company by the Swing Line Lender pursuant to Section 2.4.

“Swing Line Sublimit” means the maximum principal amount of Swing Line Loans the Swing Line Lender may have outstanding to the Company at any one time, which, as of the Effective Date, is $50,000,000.

“Swiss Franc” and “CHF” means the lawful currency of the Swiss Confederation.

“Synthetic Lease” means any synthetic leases, tax retention operating lease, off-balance sheet loans or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP.

“TARGET” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

“TARGET Day” means any day on which TARGET is open for settlement of payments in Euro.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

“Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

“Transferee” is defined in Section 12.4.

“Type” means, with respect to any Advance, its nature as a Base Rate Advance or a Eurocurrency Advance and with respect to any Loan, its nature as a Base Rate Loan or a Eurocurrency Loan.

“U.S. Bank” means U.S. Bank National Association, a national banking association, in its individual capacity, and its successors.

“Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary of which 100% of the beneficial ownership interests shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization of which 100% of the beneficial ownership interests shall at the time be so owned or controlled.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
THE CREDITS

2.1.           Commitment.  From and including the Effective Date and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrowers in Agreed Currencies, participate in Facility LCs issued in Agreed Currencies, and participate in Facility LCs issued in Discretionary Currencies at the discretion of an LC Issuer, in each case upon the request of the Borrowers; provided, that (i) after giving effect to the making of each such Loan and the issuance of each such Facility LC, the Dollar Amount of Lender’s Outstanding Credit Exposure shall not exceed its Commitment, and (ii) all Base Rate Loans shall be made in Dollars.  Subject to the terms of this Agreement, each Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date; provided, that a Foreign Borrower may only borrow in its respective Designated Currencies.  The Commitments to extend credit hereunder shall expire on the Facility Termination Date.  The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.

2.2.           Determination of Dollar Amounts; Required Payments; Termination.  The Administrative Agent will determine the Dollar Amount of all outstanding and requested Advances and Facility LCs on each Computation Date.  If at any time (a) the Dollar Amount of the Aggregate Outstanding Credit Exposure exceeds the Aggregate Commitment, the Borrowers shall immediately make a payment on the Obligations sufficient to eliminate such excess and (b) the Dollar Amount of the aggregate amount of outstanding Facility LCs (less any amount already held by the Administrative Agent in the Facility LC Collateral Account) exceeds one hundred five percent (105%) of the Facility LC Sublimit, the Borrowers shall immediately pay the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the excess of the aggregate amount of outstanding Facility LCs (less any amount already held by the Administrative Agent in the Facility LC Collateral Account) over the Facility LC Sublimit.  The Aggregate Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full by the Borrowers on the Facility Termination Date.

2.3.           Ratable Loans; Types of Advances.  Each Advance hereunder (other than any Swing Line Loan) shall consist of Revolving Loans made from the several Lenders ratably according to their Pro Rata Shares.  The Advances may be Base Rate Advances or Eurocurrency Advances, or a combination thereof, selected by a Borrower in accordance with Sections 2.8 and 2.9, or Swing Line Loans selected by a Borrower in accordance with Section 2.4.

2.4.           Swing Line Loans.

2.4.1           Amount of Swing Line Loans.  Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Advance hereunder, the satisfaction of the conditions precedent set forth in Section 4.1 as well, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender shall, on the terms and conditions set forth in this Agreement, make Swing Line Loans in Dollars to the Company from time to time in an aggregate principal amount not to exceed the Swing Line Sublimit; provided, that (a) the Aggregate Outstanding Credit Exposure shall not at any time exceed the Aggregate Commitment, and (b) at no time shall the sum of (i) the Swing Line Lender’s Pro Rata Share of the Swing Line Loans, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, plus (iii) the Swing Line Lender’s Pro Rata Share of the LC Obligations, exceed the Swing Line Lender’s Commitment at such time.  Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.  Swing Line Loans shall only be made in Dollars.

2.4.2           Borrowing Notice.  Any request by the Company for a Swing Line Loan shall be in writing, or by telephone promptly confirmed in writing or by e-mail (a “Swing Line Borrowing Notice”), and must be given to the Administrative Agent and the Swing Line Lender not later than 2:00 p.m. (Central time) on the Borrowing Date of any requested Swing Line Loan.  The Swing Line Borrowing Notice must specify (a) the applicable Borrowing Date (which date shall be a Business Day), (b) the aggregate amount of the requested Swing Line Loan, which shall be an amount not less than $100,000 or the equivalent amount and (iii) whether such Swing Line Loan shall bear interest at the Base Rate or the Daily Eurocurrency Rate.

2.4.3           Making of Swing Line Loans; Participations.  Not later than 3:00 p.m. (Central time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available, to the Administrative Agent at its address specified pursuant to Article XIII.  The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Company on the Borrowing Date at the Administrative Agent’s aforesaid address.  Each time that a Swing Line Loan is made by the Swing Line Lender pursuant to this Section 2.4.3, the Swing Line Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swing Line Lender a participation in such Swing Line Loan in proportion to its Pro Rata Share.

2.4.4           Repayment of Swing Line Loans.  Each Swing Line Loan shall be paid in full by the Company on the date selected by the Administrative Agent upon at least one Business Days’ notice in writing, or by telephone promptly confirmed in writing or by e-mail to the Company.  In addition, the Swing Line Lender may at any time in its sole discretion with respect to any outstanding Swing Line Loan, require each Lender to fund the participation acquired by such Lender pursuant to Section 2.4.3 or require each Lender (including the Swing Line Lender) to make a Revolving Loan to the Company in the amount of such Lender’s Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan.  Not later than 1:00 p.m. (Central time) on the date of any notice received pursuant to this Section 2.4.4, each Lender shall make available its required Revolving Loan, in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII.  Revolving Loans made pursuant to this Section 2.4.4 shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Loans in the manner provided in Section 2.9 and subject to the other conditions and limitations set forth in this Article II.  Unless a Lender shall have notified the Swing Line Lender, prior to the Swing Line Lender’s making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not then been satisfied, such Lender’s obligation to make Revolving Loans pursuant to this Section 2.4.4 to repay Swing Line Loans or to fund the participation acquired pursuant to Section 2.4.3 shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Company, the Administrative Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Company, or (d) any other circumstances, happening or event whatsoever.  In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4.4, interest shall accrue thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received and the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied.  On the Facility Termination Date, the Borrowers shall repay in full the outstanding principal balance of the Swing Line Loans.

2.5.           Facility Fee.  The Borrowers agree to pay to the Administrative Agent for the account of each Lender according to its Pro Rata Share a Facility Fee at a per annum rate equal to the Applicable Fee Rate on the average daily Aggregate Commitment from the Effective Date to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

2.6.           Minimum Amount of Each Advance.  Each Eurocurrency Advance shall be in the minimum amount of $5,000,000 and incremental amounts in integral multiples of $1,000,000, and each Base Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $1,000,000 and incremental amounts in integral multiples of $1,000,000, provided, however, that any Base Rate Advance may be in the amount of the Available Aggregate Commitment.

2.7.           Reductions in Aggregate Commitment; Optional Principal Payments.  The Borrowers may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $50,000,000, upon at least five Business Days’ written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure.  All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.  The Borrowers may from time to time pay, without penalty or premium, all outstanding Base Rate Advances (other than Swing Line Loans), or, if less, in integral multiples of $1,000,000, any portion of the outstanding Base Rate Advances (other than Swing Line Loans) upon same day notice to the Administrative Agent (by 11:00 a.m.(Central time)).  The Borrowers may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or any portion of the outstanding Swing Line Loans, with notice to the Administrative Agent and the Swing Line Lender by 10:00 a.m. (Central time) on the date of repayment.  The Borrowers may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurocurrency Advances, or, in an aggregate amount of $5,000,000 and incremental amounts in integral multiples of $1,000,000, any portion of the outstanding Eurocurrency Advances upon three Business Days’ prior written notice to the Administrative Agent.

2.8.           Method of Selecting Types and Interest Periods for New Advances.  The Borrower requesting an Advance shall select the Type of Advance and, in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto from time to time.  Such Borrower shall give the Administrative Agent irrevocable notice in the form of Exhibit D (a “Borrowing Notice”) not later than 11:00 a.m. (Central time) on the Borrowing Date of each Base Rate Advance (other than a Swing Line Loan), three Business Days before the Borrowing Date for each Eurocurrency Advance in Dollars and four Business Days before the Borrowing Date for each Eurocurrency Advance in a currency other than Dollars, specifying:

    (i)           the Borrowing Date, which shall be a Business Day, of such Advance,

    (ii)           the aggregate amount of such Advance,

    (iii)           the Type of Advance selected, and

    (iv)           in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto (which in the case of a Foreign Borrower shall be in one of the Designated Currencies applicable to such Foreign Borrower).

Not later than 1:00 p.m. (Central time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII.  The Administrative Agent will make the funds so received from the Lenders available to such Borrower at the Administrative Agent’s aforesaid address.

2.9.           Conversion and Continuation of Outstanding Advances; Maximum Number of Interest Periods.  Base Rate Advances shall continue as Base Rate Advances unless and until such Base Rate Advances (other than Swing Line Loans) are converted into Eurocurrency Advances pursuant to this Section 2.9 or are repaid in accordance with Section 2.4.4 or 2.7.  Each Eurocurrency Advance denominated in Dollars shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Advance shall be automatically converted into a Base Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower of such Eurocurrency Advance shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period.  Each Eurocurrency Advance denominated in an Agreed Currency other than Dollars shall automatically continue as a Eurocurrency Advance in the same Agreed Currency with an Interest Period of one month (except that a Eurocurrency Advance in Swiss Francs or Euros with an Interest Period of seven days shall automatically continue as a Eurocurrency Advance in the same Agreed Currency with an Interest Period of seven days) unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower of such Eurocurrency Advance shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period or that such Eurocurrency Advance be converted to an Advance in Dollars.  Subject to the terms of Section 2.6, the Borrowers may elect from time to time to convert all or any part of a Base Rate Advance (other than a Swing Line Loan) into a Eurocurrency Advance.  The Borrower of an Advance shall give the Administrative Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of a Base Rate Advance into a Eurocurrency Advance, conversion of a Eurocurrency Advance to a Base Rate Advance, or continuation of a Eurocurrency Advance not later than 11:00 a.m. (Central time) at least three Business Days (four Business Days for Eurocurrency Advances in Agreed Currencies other than Dollars) prior to the date of the requested conversion or continuation, specifying:

(i)           the requested date, which shall be a Business Day, of such conversion or continuation,

(ii)           the Agreed Currency amount and Type of the Advance which is to be converted or continued, and

(iii)           the amount of such Advance which is to be converted into or continued as a Eurocurrency Advance and the duration of the Interest Period applicable thereto.

After giving effect to all Advances, all conversions of Advances from one Type to another and all continuations of Advances of the same type, there shall be no more than ten (10) Interest Periods in effect hereunder.

2.10.           Interest Rates.  Each Base Rate Advance (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurocurrency Advance into a Base Rate Advance pursuant to Section 2.9, to but excluding the date it becomes due or is converted into a Eurocurrency Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Base Rate for such day.  Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to the Base Rate or the Daily Eurocurrency Rate.  Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Advance or Daily Eurocurrency Loan will take effect simultaneously with each change in the Alternate Base Rate, Daily Eurocurrency Base Rate or Applicable Margins, respectively.  Each Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurocurrency Advance based upon the Borrower’s selections under Sections 2.8 and 2.9 and the Pricing Schedule.  No Interest Period may end after the Facility Termination Date.

2.11.           Rates Applicable After Event of Default.  Notwithstanding anything to the contrary contained in Section 2.8, 2.9 or 2.10, during the continuance of a Default or Event of Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurocurrency Advance.  During the continuance of an Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Advance in an Agreed currency other than Dollars shall be converted to an Advance in the Approximate Equivalent Amount in Dollars, (ii) each Eurocurrency Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2.00% per annum, (iii) each Base Rate Advance shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus 2.00% per annum, and (iv) the LC Fee shall be increased by 2.00% per annum; provided that, during the continuance of an Event of Default under Section 7.6 or 7.7, the interest rates set forth in clauses (ii) and (iii) above and the increase in the LC Fee set forth in clause (iv) above shall be applicable to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender.  After an Event of Default has been cured or waived, the interest rate applicable to advances and the LC Fee shall revert to the rates applicable prior to the occurrence of an Event of Default.

2.12.           Method of Payment.

(a)           Each Advance shall be repaid and each payment of interest thereon shall be paid in the currency in which such Advance was made.  All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation (or Lending Installations in the event different Lending Installations are designated for Obligations denominated in different Agreed Currencies) of the Administrative Agent specified in writing by the Administrative Agent to the Borrowers, by 1:00 p.m. (Central time) on the date when due and shall (except (i) with respect to repayments of Swing Line Loans, (ii) in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or (iii) as otherwise specifically required hereunder) be applied ratably by the Administrative Agent among the Lenders.  Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender.  The Administrative Agent is hereby authorized to charge accounts of the Borrower maintained with U.S. Bank for each payment of principal, interest, Reimbursement Obligations and fees as they becomes due hereunder.  Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrowers to the LC Issuer pursuant to Section 2.19.6.  Notwithstanding anything to the contrary herein, reimbursements pursuant to Section 2.19.6 of amounts paid by the LC Issuer in respect of Facility LCs shall be paid in Dollars in an amount equal to the Dollar Amount of such amounts determined by such LC Issuer as of the applicable LC Payment Date.

(b)           Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Advance was made (the “Original Currency”) no longer exists or the Borrower of such Advance is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations.

2.13.           Noteless Agreement; Evidence of Indebtedness.

(a)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)           The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Agreed Currency and Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender’s share thereof.

(c)           The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Obligations in accordance with their terms.

(d)           Any Lender may request that its Loans be evidenced by a promissory note or, in the case of the Swing Line Lender, promissory notes representing its Revolving Loans and Swing Line Loans, respectively, substantially in the form of Exhibit E-1 in the case of the Company or Exhibit E-2, in the case of any Foreign Borrower, with appropriate changes for notes evidencing Swing Line Loans (each a “Note”).  In such event, the Borrowers shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender in a form supplied by the Administrative Agent.  Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (b) (i) and (ii) above.

2.14.           Telephonic Notices.  The Borrowers hereby authorize the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Agreed Currencies and Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of a Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically.  Each Borrower agrees to deliver promptly to the Administrative Agent a written confirmation (which may include e-mail) of each telephonic notice made by such Borrower authenticated by an Authorized Officer.  If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.  The parties agree to prepare appropriate documentation to correct any such error within 10 days after discovery by any party to this Agreement.

2.15.           Interest Payment Dates; Interest and Fee Basis.  Interest accrued on each Base Rate Advance and each Swing Line Loan shall be payable on each Payment Date, commencing with the first such Payment Date to occur after the Effective Date and at maturity.  Interest accrued on each Eurocurrency Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurocurrency Advance is prepaid, whether by acceleration or otherwise, and at maturity.  Interest accrued on each Eurocurrency Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period.  Interest on all Advances and fees shall be calculated for actual days elapsed on the basis of a 360-day year, except that Interest at the Prime Rate shall be calculated for actual days elapsed on the basis of a 365 or 366-day year, as the case may be.  Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (local time) at the place of payment.

If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

2.16.           Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.  Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Swing Line Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder.  Promptly after notice from the LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder.  The Administrative Agent will notify each Lender of the currency and interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.17.           Lending Installations.  Each Lender may book its Advances and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time.  All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation.  Each Lender and the LC Issuer may, by written notice to the Administrative Agent and the Borrowers in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

2.18.           Non-Receipt of Funds by the Administrative Agent.  Unless a Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made.  The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.  If such Lender or Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

2.19.         Facility LCs.

2.19.1           Issuance; Facility LC Amounts.  (1)  Each LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial Letters of Credit denominated in Dollars, any other Agreed Currency, or any Discretionary Currency acceptable to such LC Issuer (each Letter of Credit issued on and after the Effective Date pursuant to this Section 2.19, a “Facility LC”) and to renew, extend, increase, decrease or otherwise modify each Facility LC (“Modify,” and each such action a “Modification”), from time to time from and including the Effective Date and prior to the Facility Termination Date upon the request of a Borrower; provided that immediately after each such Facility LC is issued or Modified (as confirmed by such LC Issuer with the Administrative Agent in writing prior to the issuance or Modification of such Facility LC), (i) the aggregate Dollar Amount of the outstanding LC Obligations shall not exceed the Facility LC Sublimit and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment.  Unless approved by all the Lenders, no Facility LC shall have an expiry date later than one year after its issuance.

(b)           No LC Issuer shall be under any obligation to issue any Facility LC if (i) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain such LC Issuer from issuing such Facility LC, or any law applicable to such LC Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such LC Issuer shall prohibit, or request that the LC Issuer refrain from, the issuance of letters of credit generally or such Facility LC in particular or shall impose upon the LC Issuer with respect to such Facility LC any restriction, reserve or capital requirement (for which the LC Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the LC Issuer in good faith deems material to it; or (ii) the issuance of such Facility LC would violate one or more policies of the LC Issuer applicable to Letters of Credit generally.

(c)           If a Borrower so requests, an LC Issuer may, in its sole and absolute discretion, agree to issue an Auto-Extension Facility LC; provided that any such Auto-Extension Facility LC must permit the LC Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Facility LC) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Facility LC is issued.  Unless otherwise directed by such LC Issuer, the Borrower shall not be required to make a specific request to the LC Issuer for any such extension.  Once an Auto-Extension Facility LC has been issued, the Lenders shall be deemed to have authorized (but may not require) such LC Issuer to permit the extension of such Facility LC at any time; provided, however, that the LC Issuer shall not permit any such extension if (A) the LC Issuer has determined (or has been advised by the Administrative Agent on or before the day that is seven Business Days before the Non-Extension Notice Date) that it would not be permitted, or would have no obligation, at such time to issue such Facility LC in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (i) or (ii) of Section 2.19.1(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or any Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied, and in each such case directing the LC Issuer not to permit such extension.

(d)           Unless otherwise specified herein, the amount of a Facility LC at any time shall be deemed to be the Dollar Amount of the stated amount of such Facility LC in effect at such time; provided, however, that with respect to any Facility LC that by its terms provides for one or more automatic increases in the stated amount thereof, the amount of such Facility LC shall be deemed to be the Dollar Amount of the maximum stated amount of such Facility LC after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

2.19.2           Participations.  Upon the satisfaction of the conditions precedent set forth in Section 4.l, in the case of the Existing Letters of Credit, or otherwise upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.19, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

2.19.3           Notice.  Subject to Section 2.19.1, a Borrower shall give the Administrative Agent notice prior to 10:00 a.m. (Central time) at least two Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby.  Upon receipt of such notice, the Administrative Agent shall promptly notify the LC Issuer and each Lender, of the contents thereof and of the amount of such Lender’s participation in such proposed Facility LC.  The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV, be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that such Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a “Facility LC Application”).  The LC Issuer shall have no independent duty to ascertain whether the conditions set forth in Article IV have been satisfied; provided, however, that the LC Issuer shall not issue a Facility LC if, on or before the proposed date of issuance, the LC Issuer shall have received notice from the Administrative Agent or the Required Lenders that any such condition has not been satisfied or waived.  In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

2.19.4           LC Fees.  Each Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC issued for the account of such Borrower, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurocurrency Loans in effect from time to time on the original face amount of the Facility LC for the period from the date of issuance to the scheduled expiration date of such Facility LC, such fee to be payable in arrears on each Payment Date (the “LC Fee”).  Such Borrower shall also pay to the LC Issuer for its own account (x) a fronting fee in an amount agreed upon between the LC Issuer and the Borrower and (y) on demand, all amendment, drawing and other fees regularly charged by the LC Issuer to its letter of credit customers and all out-of-pocket expenses incurred by the LC Issuer in connection with the issuance, Modification, administration or payment of any Facility LC.

2.19.5           Administration; Reimbursement by Lenders.  Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Company and the Borrower for which such Facility LC was issued and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the “LC Payment Date”).  The responsibility of the LC Issuer to the Company and any such Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC.  The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Event of Default or any condition precedent whatsoever, to reimburse the LC Issuer through the Administrative Agent on demand for (i) such Lender’s Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Company or any such Borrower pursuant to Section 2.19.6 below and there are not funds available in the Facility LC Collateral Account to cover the same, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer’s demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Eastern time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Base Rate Advances.

2.19.6           Reimbursement by Borrowers.  The Company and the Borrower for which a Facility LC was issued shall be irrevocably and unconditionally obligated to reimburse the LC Issuer through the Administrative Agent on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Company, nor such Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Company, such Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer’s failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC.  All such amounts paid by the LC Issuer and remaining unpaid by the Company or such Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Base Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2.00% plus the rate applicable to Base Rate Advances for such day if such day falls after such LC Payment Date.  The Administrative Agent will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Company or a Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer for the account of such Borrower, but only to the extent such Lender has made payment to the LC Issuer through the Administrative Agent in respect of such Facility LC pursuant to Section 2.19.5.  Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Company or a Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

2.19.7           Obligations Absolute.  Each of the Company’s and any applicable Foreign Borrower’s obligations under this Section 2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrowers may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC.  The Borrowers further agree with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and each Borrower’s Reimbursement Obligation in respect of its Facility LCs issued shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among such Borrower, any of their Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of any Borrower or of any of their Affiliates against the beneficiary of any Facility LC or any such transferee.  The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC.  The Company and each applicable Foreign Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon such Borrower(s) and shall not put the LC Issuer or any Lender under any liability to any Borrower.  Nothing in this Section 2.19.7 is intended to limit the right of a Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19.6.

2.19.8           Actions of LC Issuer.  The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex, teletype or electronic mail message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer.  The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Notwithstanding any other provision of this Section 2.19, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

2.19.9           Indemnification.  In addition to their other obligations under this Agreement, the Borrowers hereby agree to protect, indemnify, pay and hold the LC Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable counsel fees and disbursements) that the LC Issuer may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the LC Issuer to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called “Government Acts”).  As between the Borrowers and the LC Issuer, the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof.  In the absence of gross negligence or willful misconduct, the LC Issuer shall not be responsible for:  (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the LC Issuer, including, without limitation, any Government Acts.  None of the above shall affect, impair, or prevent the vesting of the LC Issuer’s rights or powers hereunder.

2.19.10                      Lenders’ Indemnification.  Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company or the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees’ gross negligence or willful misconduct or the LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

2.19.11                      Facility LC Collateral Account.  The Company agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC issued for the account of any Borrower, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (each, a “Facility LC Collateral Account”), in the name of the Company but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which neither the Company nor any Foreign Borrower shall have an interest other than as set forth in Section 8.1.  The Company hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Company’s right, title and interest in and to all funds which may from time to time be on deposit in a Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations of the Company and the Foreign Borrowers.  The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of U.S. Bank having a maturity not exceeding 30 days.  No later than the fifth Business Day prior to the Facility Termination Date, the Borrowers will deposit into the Facility LC Collateral Account cash collateral in in an amount equal to the sum of (a) 105% of the Dollar Amount of LC Obligations with respect to Facility LCs denominated in Agreed Currencies, plus (b) 115% of the Dollar Amount of LC Obligations with respect to Facility LCs denominated in Discretionary Currencies.  Except as specifically required in the preceding sentence, nothing in this Section 2.19.11 shall require, or obligate the Administrative Agent to require, the Company or any Foreign Borrower to deposit any funds in a Facility LC Collateral Account, or limit the right of the Administrative Agent to release any funds held in a Facility LC Collateral Account in each case other than as required by Section 8.1.

2.19.12                      Rights as a Lender.  In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

2.20.         Replacement of Lender.  If the Borrowers are required pursuant to Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender’s obligation to make or continue, or to convert Base Rate Advances into Eurocurrency Advances shall be suspended pursuant to Section 3.3 or if any Lender defaults in its obligation to make a Loan, reimburse the LC Issuer pursuant to Section 2.19.5 or the Swing Line Lender pursuant to Section 2.4.4 or declines to approve an amendment or waiver that is approved by the Required Lenders or otherwise becomes a Defaulting Lender (any Lender so affected an “Affected Lender”), the Company may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement; provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement; and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Administrative Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrowers shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

2.21.           Limitation of Interest.  The Borrowers, the Administrative Agent and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws.  Accordingly, the provisions of this Section 2.21 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 2.21, even if such provision declares that it controls.  As used in this Section 2.21, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law; provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations.  In no event shall the Borrowers or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain, (i) any interest in excess of the maximum amount of non-usurious interest permitted under the applicable laws (if any) of the United States or of any applicable state, or (ii) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Obligations at the Highest Lawful Rate.  On each day, if any, that the interest rate (the “Stated Rate”) called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence.  Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate.  The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made.  None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 2.21, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate.  If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Borrowers’ obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

2.22.         Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)           fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.5;

(b)           the Commitment and Outstanding Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder;

(c)           if any Swing Line Loans shall be outstanding or any LC Obligations shall exist at the time a Lender becomes a Defaulting Lender then:

(i)           all or any part of the unfunded participations in and commitments with respect to such Swing Line Loans or Facility LCs shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all non-Defaulting Lenders’ Outstanding Credit Exposure plus such Defaulting Lenders’ Loans and participations in and commitments with respect to Loans and Facility LCs does not exceed the total of all non-Defaulting Lender’s Commitments and (y) the applicable conditions set forth in Article IV are satisfied at such time; provided, that the LC Fees payable to the Lenders shall be determined taking into account such reallocation.

(ii)           if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, to prepay the outstanding Swing Line Loans that were not reallocated and (y) second, to cash collateralize such Defaulting Lender’s Pro Rata Share of the LC Obligations in accordance with the procedures set forth in Section 8.1 for so long as such Facility LC Exposure is outstanding;

(iii)           if a Borrower cash collateralizes any portion of such Defaulting Lender’s Facility LC Exposure pursuant to clause (i) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.19.4 with respect to such Defaulting Lender’s Facility LC Exposure during the period such Defaulting Lender’s Facility LC Exposure is cash collateralized; and

(iv)           if any Defaulting Lender’s Facility LC Exposure is not cash collateralized pursuant to clause (ii) above, then, without prejudice to any rights or remedies of the LC Issuer or any Lender hereunder, all letter of credit fees payable under Section 2.19.4 with respect to such Defaulting Lender’s Facility LC Exposure shall be payable to the LC Issuer until such Facility LC Exposure is cash collateralized;

(d)           so long as any Lender is a Defaulting Lender, the LC Issuer shall not be required to issue or Modify any Facility LC, unless it is satisfied that the related exposure will be 100% covered by cash collateral provided by the Borrowers in accordance with Section 2.22(c); and

(e)           any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 11.2 but excluding Section 2.20) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the payment of any amounts owing by such Defaulting Lender to the LC Issuer or Swing Line Lender hereunder, (iii) third, to the funding of any Revolving Loan or the funding or cash collateralization of any participating interest in any Swing Line Loan or Facility LC in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Company, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and (vi) sixth, if so determined by the Administrative Agent, distributed to the Lenders other than the Defaulting Lender until the ratio of the Outstanding Credit Exposure of such Lenders to the Aggregate Outstanding Exposure equals such ratio immediately prior to the Defaulting Lender’s failure to fund any portion of any Loans or participations in Facility LCs or Swing Line Loans and (vii) seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that if such payment is a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of draws under Facility LCs with respect to which the LC Issuer has funded its participation obligations, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Lenders that are not Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender.

In the event that the Administrative Agent, the Company, the LC Issuer and the Swing Line Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and Facility LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold the Revolving Loans in accordance with its Pro Rata Share.  For purposes of this Section 2.22, (x) “Swing Line Exposure” shall mean, with respect to any Defaulting Lender at any time, such Defaulting Lender’s Pro Rata Share of the aggregate principal amount of all Swing Line Loans outstanding at such time and (y) “Facility LC Exposure” shall mean, with respect to any Defaulting Lender at any time, such Defaulting Lender’s Pro Rata Share of the LC Obligations at such time.

Nothing contained in the foregoing shall be deemed to constitute a waiver by the Borrowers, the Lenders, the Administrative Agent, the LC Issuer or the Swing Line Lender of any of their rights or remedies (whether in equity or law) against any Lender which fails to fund any of its Loans hereunder at the time or in the amount required to be funded under the terms of this Agreement.

2.23.           Market Disruption.  Notwithstanding the satisfaction of all applicable conditions referred to in Article II and Article IV with respect to any Advance or Facility LC in any Agreed Currency other than Dollars, if there shall occur on or prior to the date of such Advance or the date of issuance of such Facility LC any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Loans comprising such Advance or Facility LC to be denominated in the Agreed Currency specified by a Borrower, then the Administrative Agent shall forthwith give notice thereof to such Borrower and the Lenders, and such Loans or Facility LC shall not be denominated in such Agreed Currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice or Conversion/Continuation Notice, as the case may be, as Base Rate Loans, unless such Borrower notifies the Administrative Agent at least one Business Day before such Borrowing Date (in the event that the Administrative Agent has given such notice to such Borrower no later than two Business Days prior to such Borrowing Date and otherwise as soon as practicable in the circumstances but in any case prior to the making of such Advance or issuance of such Facility LC) that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice or Conversion/Continuation Notice, as the case may be.

2.24.           Judgment Currency.  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s offices on the Business Day preceding that on which final, non-appealable judgment is given.  The obligations of each Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency.  If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 11.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower.

2.25.           Increase Option.  The Borrowers may from time to time elect to increase the Commitments or enter into one or more tranches of term loans (each an “Incremental Term Loan”), in each case in minimum increments of $10,000,000 or such lower amount as the Borrowers and the Administrative Agent agree upon, so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $250,000,000.  The Borrowers may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), agreeing to increase their existing Commitments, participate in Incremental Term Loans, or extend new Commitments, as the case may be; provided, that (i) each Augmenting Lender and each Increasing Lender shall be subject to the reasonable approval of the Company, the Administrative Agent and the LC Issuer and (ii) (x) in the case of an Increasing Lender, the Borrowers and such Increasing Lender execute an agreement substantially in the form of Exhibit F hereto, and (y) in the case of an Augmenting Lender, the Borrowers and such Augmenting Lender execute an agreement substantially in the form of Exhibit G hereto.  No consent of any Lender (other than the Lenders participating in the increase in Commitments or any Incremental Term Loans) shall be required for any increase in Commitments pursuant to this Section 2.25.  For the avoidance of doubt, no Lender shall be under any obligation to become an Increasing Lender and any such decision whether to increase its Commitment shall be in such Lender’s sole and absolute discretion.  Increases and new Commitments and Incremental Term Loans created pursuant to this Section 2.25 shall become effective on the date agreed by the Company, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof.  Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) or tranche of Incremental Term Loans shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (i) and (ii) of Section 4.2 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of each Borrower and (B) the Borrowers shall be in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.25 and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase.  On the effective date of any increase in the Commitments, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share of such outstanding Revolving Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrowers, in accordance with the requirements of Section 2.8).  The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 3.4 if the deemed payment occurs other than on the last day of the related Interest Periods.  The Incremental Term Loans (a) shall rank pari passu in right of payment with the Revolving Loans, (b) shall not mature earlier than the Facility Termination Date (but may have amortization prior to such date) and (c) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans; provided that (i) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Facility Termination Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Facility Termination Date and (ii) the Incremental Term Loans may be priced differently from the Revolving Loans and from previously issued Incremental Term Loans.  Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Increasing Lender participating in such tranche, each Augmenting Lender participating in such tranche, if any, and the Administrative Agent.  The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.25.  On the effective date of the issuance of the Incremental Term Loans, each Lender that has agreed to extend such an Incremental Term Loan shall make its ratable share thereof available to the Administrative Agent, for remittance to the Borrower, on the terms and conditions specified by the Administrative Agent at such time.  Nothing contained in this Section 2.25 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder, or provide Incremental Term Loans, at any time.

This Section shall supersede any provisions in Section 8.3 or 11.2 to the contrary.

2.26.           Foreign Borrowers.  The Company may at any time or from time to time, with the consent of the Administrative Agent and the Lenders, add as a party to this Agreement any Foreign Subsidiary to be a Foreign Borrower hereunder by (a) the execution and delivery to the Administrative Agent and the Lenders of a duly completed Assumption Letter by the Company and such Foreign Subsidiary (which Assumption Letter shall include a designation of the Agreed Currencies in which such Foreign Borrower may borrow Advances hereunder), with the consent and acknowledgement of the Administrative Agent, (b) the satisfaction of the conditions set forth in Section 4.3 and (c) delivery to the Administrative Agent and the Lenders of such other opinions, agreements, documents, certificates or other items as may reasonably be required by the Administrative Agent.  Upon such execution, delivery and consent, such Foreign Subsidiary shall for all purposes be a party hereto as a Foreign Borrower, authorized to borrow in its Designated Currencies, as fully as if it had executed and delivered this Agreement.  So long as the principal of and interest on any Advances made to any Foreign Borrower under this Agreement and all other Foreign Borrower Obligations of such Foreign Borrower under this Agreement shall have been fully performed, the Company may, by not less than five (5) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), terminate such Foreign Subsidiary’s status as a “Foreign Borrower” (it being understood and agreed that such Foreign Borrower shall remain liable with respect to indemnification and similar obligations incurred prior to such termination).  The Administrative Agent shall give the Lenders written notice of the addition of any Foreign Borrower to this Agreement.

2.27.           Liability of the Borrowers.

2.27.1           Liability.  THE COMPANY AGREES THAT IT IS LIABLE FOR THE PAYMENT OF ALL OBLIGATIONS OF THE BORROWERS UNDER THIS AGREEMENT, AND THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND THE L/C ISSUER CAN ENFORCE SUCH OBLIGATIONS AGAINST THE COMPANY IN THEIR SOLE AND UNLIMITED DISCRETION.  EACH FOREIGN BORROWER IS LIABLE ONLY FOR ITS FOREIGN BORROWER OBLIGATIONS, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY LOAN DOCUMENT.

2.27.2           Borrowers’ Agent.  Each Foreign Borrower, by entering into an Assumption Letter becoming a party to this Agreement, appoints the Company as its agent for purposes of carrying out the obligations and enforcing the rights of the Borrowers hereunder.  All notices to be given to the Borrowers hereunder may be delivered to the Company as agent for the Borrowers and all actions to be taken by a Foreign Borrower hereunder may be taken by such Foreign Borrower or by the Company as agent for such Foreign Borrower.

2.27.3           Waivers of Defenses.  The Obligations of the Company for the Foreign Borrower Obligations shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of such Obligations (except for contingent indemnity and other contingent Obligations not yet due and payable) at a time after any obligation of the Administrative Agent, the Lenders or the LC Issuer hereunder to extend credit shall have expired or been terminated.  The purpose and intent of this Agreement is that the Foreign Borrower Obligations constitute the direct and primary obligations of the Company, and that the covenants, agreements and all obligations of the Company with respect thereto hereunder be absolute, unconditional and irrevocable.  Each Borrower shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations for which it is liable, whether or not the liability of any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise.

2.27.4           Actions Not Required.  Each Borrower, to the extent permitted by applicable law, hereby waives any and all right to cause a marshaling of the assets of any other Borrower or any other action by any court or other governmental body with respect thereto or to cause the Administrative Agent, the Lenders or the LC Issuer to proceed against any security for the Obligations or any other recourse which they may have with respect thereto and further waives any and all requirements that the Administrative Agent, the Lenders or the LC Issuer institute any action or proceeding at law or in equity, or obtain any judgment, against any other Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, such Borrower under this Agreement.

2.27.5           Subrogation.  Notwithstanding any payment or payments made by any Borrower hereunder or any setoff or application of funds of any Borrower by the Administrative Agent, the Lenders or the LC Issuer, no Borrower shall be entitled to be subrogated to any of the rights of the Administrative Agent, the Lenders or the LC Issuer against any other Borrower or any Guarantor or any collateral security or guaranty or right of offset held by the Administrative Agent, any Lender or the LC Issuer for the payment of the Obligations, nor shall such Borrower seek or be entitled to seek any contribution or reimbursement from any other Borrower or any Guarantor in respect of payments made by such Borrower hereunder, until all amounts owing to the Administrative Agent, the Lenders and the LC Issuer by the Borrowers on account of the Obligations are irrevocably paid in full.

2.27.6           Recovery of Payment.  If any payment received by the Administrative Agent, the Lenders or the LC Issuer and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of a Borrower or any other obligor), the Obligations to which such payment was applied shall, to the extent permitted by applicable law, be deemed to have continued in existence, notwithstanding such application, and each Borrower liable on such Obligations shall be jointly and severally liable for such Obligations as fully as if such application had never been made.  References in this Agreement to amounts “irrevocably paid” or to “irrevocable payment” refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

2.27.7           Borrowers’ Financial Condition.  The Company is familiar with the financial condition of each Foreign Borrower and the Company has executed and delivered this Agreement based on its own judgment and not in reliance upon any statement or representation of the Administrative Agent, any Lender or the LC Issuer.  None of the Administrative Agent, any Lender or the LC Issuer shall have any obligation to provide any Borrower with any advice whatsoever or to inform any Borrower at any time of its actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrowers.

2.27.8           Bankruptcy of the Borrowers.  Each Borrower expressly agrees, to the extent permitted by applicable law, that the liabilities and obligations of that Borrower under this Agreement shall not in any way be impaired or otherwise affected by the institution by or against any other Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the Obligations of that Borrower under this Agreement, and that upon the institution of any of the above actions, such Obligations shall be enforceable against that Borrower.

2.27.9           Limitation; Insolvency Laws.  As used in this Section:  (a) the term “Applicable Insolvency Laws” means the laws of the United States of America or of any State, province, nation or other governmental unit relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U. S. C. 547, 548, 550 and other “avoidance” provisions of Title 11 of the United Stated Code) as applicable in any proceeding in which the validity and/or enforceability of this Agreement against any Borrower, or any Specified Lien is in issue; and (b) ”Specified Lien” means any security interest, mortgage, lien or encumbrance granted by the Company or any of its Subsidiaries securing the Obligations, in whole or in part.  Notwithstanding any other provision of this Agreement, if, in any proceeding, a court of competent jurisdiction determines that with respect to the Company, any of the Obligations or any Specified Lien would, but for the operation of this Section, be subject to avoidance and/or recovery or be unenforceable by reason of Applicable Insolvency Laws, the Obligations and each such Specified Lien shall be valid and enforceable against the Company, to the maximum extent that would not cause the Obligations or such Specified Lien to be subject to avoidance, recovery or unenforceability.  To the extent that any payment to, or realization by, the Administrative Agent, the Lenders or the LC Issuer on the Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited shall in all events remain in full force and effect and be fully enforceable against the Company.  This Section is intended solely to reserve the rights of the Administrative Agent, the Lenders and the LC Issuer hereunder against the Company with respect to the Foreign Borrower Obligations, in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither the Borrowers, any Guarantor nor any other Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

ARTICLE III
YIELD PROTECTION; TAXES

3.1.           Yield Protection.

(a)           If, on or after the Effective Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation, promulgation, implementation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, including, notwithstanding the foregoing, all requests, rules, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act regardless of the date enacted, adopted or issued, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i)           subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurocurrency Loans or Daily Eurocurrency Loans, Facility LCs or participations therein, or

(ii)           imposes or increases or deems applicable any reserve, special assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances) and Daily Eurocurrency Loans, or

(iii)           imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its Eurocurrency Loans or Daily Eurocurrency Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurocurrency Loans, or Daily Eurocurrency Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of Eurocurrency Loans, or Daily Eurocurrency Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and such Lender or applicable Lending Installation or LC Issuer, as applicable, determines that, by reason thereof, the cost to it of making or maintaining its Eurocurrency Loans, Daily Eurocurrency Loans or Commitment or of issuing or participating in Facility LCs is increased or the rate of return or any amount to be received by such Lender or applicable Lending Installation or LC Issuer, as applicable, in connection with such Eurocurrency Loans or Daily Eurocurrency Loans or Commitment, Facility LCs or participations therein is decreased, then, the Borrowers shall pay to such Lender or LC Issuer, as applicable, such additional amount or amounts as will compensate it for such additional costs or reduction in return or amounts received (provided that the Lenders or the LC Issuers have not been compensated for such additional costs or reduction in return or amounts received in the calculation of the Eurocurrency Base Rate or the Daily Eurocurrency Base Rate).

(b)           Each Lender or LC Issuer shall promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.1.

(c)           The Borrowers shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs or reduction in return or amounts received incurred more than 90 days prior to the date that such Lender notifies the Borrower of the change giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor.

3.2.           Changes in Capital Adequacy Regulations.

(a)           If a Lender or LC Issuer determines the amount of capital required or expected to be maintained by such Lender or LC Issuer, any Lending Installation of such Lender or LC Issuer, or any corporation controlling such Lender or LC Issuer is increased as a result of a Change, then, within 10 days of demand by such Lender or LC Issuer, the Borrowers shall pay such Lender or LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender’s or LC Issuer’s policies as to capital adequacy).  “Change” means (i) any change after the Effective Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof after the Effective Date which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer.  Notwithstanding the foregoing, for purposes of this Agreement, all requests, rules, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act shall be deemed to be a Change regardless of the date enacted, adopted or issued.  All requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities shall be deemed to be a Change regardless of the date adopted, issued, promulgated or implemented.  “Risk-Based Capital Guidelines” means (x) the risk-based capital guidelines in effect in the United States on the Effective Date, including transition rules, and (y) the corresponding capital regulations promulgated by regulatory authorities outside the United States including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

(b)           No Borrower shall be required to compensate a Lender pursuant to this Section 3.2 for any additional amounts incurred more than 90 days prior to the date that such Lender notifies such Borrower of the Change giving rise to such additional amounts and of such Lender’s intention to claim compensation therefor.

3.3.           Availability of Types of Advances; Adequacy of Interest Rate.  If the Administrative Agent or the Required Lenders determine that deposits of a type and maturity appropriate to match fund Eurocurrency Advances or Daily Eurocurrency Loans are not available to such Lenders in the relevant market or the Administrative Agent, in consultation with the Lenders, determines that the interest rate applicable to Eurocurrency Advances or Daily Eurocurrency Loans is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining Eurocurrency Advances or Daily Eurocurrency Loans, then the Administrative Agent shall suspend the availability of Eurocurrency Advances or Daily Eurocurrency Loans and require any affected Eurocurrency Advances or Daily Eurocurrency Loans to be repaid or converted to Base Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

3.4.           Funding Indemnification.  If (a) any payment of a Eurocurrency Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, (b) a Eurocurrency Advance is not made on the date specified by the Borrower of such Advance for any reason other than default by the Lenders, (c) a Eurocurrency Loan is converted other than on the last day of the Interest Period applicable thereto, (d) the Borrower of a Eurocurrency Loan fails to borrow, convert, continue or prepay such Eurocurrency Loan on the date specified in any notice delivered pursuant hereto, or (e) any Eurocurrency Loan is assigned other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower of such Eurocurrency Loan pursuant to Section 2.20, the Company and such Borrower will indemnify each Lender for such Lender’s costs, expenses and Interest Differential (as determined by such Lender) incurred as a result of such prepayment.  The term “Interest Differential” shall mean that sum equal to the greater of zero or the financial loss incurred by the Lender resulting from prepayment, calculated as the difference between the amount of interest such Lender would have earned (from the investments in money markets as of the Borrowing Date of such Advance) had prepayment not occurred and the interest such Lender will actually earn (from like investments in money markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment.  Because of the short-term nature of this facility, the Borrowers agree that Interest Differential shall not be discounted to its present value.

3.5.           Taxes.

(a)           All payments by a Borrower to or for the account of any Lender, the LC Issuer or the Administrative Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes.  If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

(b)           In addition, each Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application (“Other Taxes”).

(c)           The Borrowers hereby agree to indemnify the Administrative Agent, the LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent, the LC Issuer or such Lender as a result of its Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.  Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent, the LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

(d)           Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten Business Days after the Effective Date, (i) deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax.  Each Non-U.S. Lender further undertakes to deliver to each of the Company and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Company or the Administrative Agent.  All forms or amendments described in the preceding sentence shall provide evidence that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(e)           For any period during which a Non-U.S. Lender has failed to provide the Company with an appropriate form pursuant to Section 3.5(d) (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under Section 3.5(d) above, the Company shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

(f)           Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(g)           If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys’ fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent).  The obligations of the Lenders under this Section 3.5(g) shall survive the payment of the Obligations and termination of this Agreement.

(h)           If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

3.6.           Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity.  To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurocurrency Loans or Daily Eurocurrency Loan (in the case of Swing Line Lender) to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurocurrency Advances or Daily Eurocurrency Loans under Section 3.3, so long as such designation is not, in the judgment of such Lender, materially disadvantageous to such Lender.  Each Lender shall deliver a written statement of such Lender to the Borrowers (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5.  Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of manifest error.  Determination of amounts payable under such Sections in connection with a Eurocurrency Loan or Daily Eurocurrency Loan shall be calculated as though each Lender funded its Eurocurrency Loan and the Swing Line Lender funded its Daily Eurocurrency Loans through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate or Daily Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not.  Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement.  The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

3.7.           Non-U.S. Reserve Costs or Fees.  If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Eurocurrency Loans to any Foreign Borrower or its Commitment to any Foreign Borrower or to reduce the return received by such Lender or applicable Lending Installation in connection with such Eurocurrency Loans to any Foreign Borrower or Commitment to any Foreign Borrower, then, within 15 days of demand by such Lender, such Foreign Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received; provided that such Foreign Borrower shall not be required to compensate any Lender for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of the calculation of the interest rate applicable to Eurocurrency Advances pursuant to the definition of “Eurocurrency Rate.”

ARTICLE IV
CONDITIONS PRECEDENT

4.1.           Effectiveness.  This Agreement shall be effective as of the Effective Date upon the satisfaction of each of the following conditions:

(i)           The Administrative Agent shall have received a certificate, signed by the chief financial officer of the Company, stating that on the Effective Date (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in Article V are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

(ii)           The Administrative Agent shall have received a written opinion of the Borrower’s counsel (which may include local counsel and in-house counsel), addressed to the Lenders substantially covering the opinions set forth in Exhibit A.

(iii)           The Administrative Agent shall have received any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

(iv)           The Administrative Agent shall have received such documents and certificates relating to the organization, existence and good standing of the Company, Polaris Sales Europe Sàrl and any other Foreign Subsidiary that is a Foreign Borrower as of the Effective Date, each Pledgor (if other than the Company) and each initial Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to the Company, such Pledgors and such Guarantors, the Loan Documents or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit H.

(v)           The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(vi)           There shall not have occurred a change in the business, Property, liabilities (actual and contingent), operations, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole, since December 31, 2014, which could reasonably be expected to have a Material Adverse Effect.

(vii)           The Administrative Agent shall have received all governmental, equity holder and third party consents and approvals necessary in connection with the contemplated financing and all applicable waiting periods shall have expired without any action being taken by any authority that would be reasonably likely to restrain, prevent or impose any material adverse conditions on the Company and its Subsidiaries, taken as a whole, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could have such effect.

(viii)           No action, suit, investigation or proceeding is pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that would reasonably be expected to result in a Material Adverse Effect.

(ix)           The Administrative Agent shall have received:  (a) pro forma financial statements giving effect to the Credit Extensions contemplated hereby, which demonstrate, in the Administrative Agent’s reasonable judgment, together with all other information then available to the Administrative Agent, that the Company and its Subsidiaries can repay their debts and satisfy their other obligations as and when they become due, and can comply with the financial covenants set forth in Section 6.25, (b) such information as the Administrative Agent may reasonably request to confirm the tax, legal, and business assumptions made in such pro forma financial statements, and (c) audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.  The Administrative Agent will be deemed to have received the financial statements described in clauses (c) and (d) if the same are on file with the Securities and Exchange Commission.

(x)           The Administrative Agent shall have received evidence reasonably satisfactory to it of current insurance coverage for the Company and its Subsidiaries conforming to the requirements of Section 5.17.

4.2.           Each Credit Extension.  The Lenders shall not (except as otherwise set forth in Section 2.4.4 with respect to Revolving Loans for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Borrowing Date:

(i)           There exists no Default or Event of Default, nor would a Default or Event of Default result from such Credit Extension.

(ii)           The representations and warranties contained in Article V are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, in each case, as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

Each Borrowing Notice or Swing Line Borrowing Notice, as the case may be, or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Company and the Borrower thereof that the conditions contained in Sections 4.2(i) and (ii) have been satisfied.

4.3.           Initial Advance to Each Foreign Borrower.  No Bank shall be required to make any Advance to a Foreign Borrower unless the Company or such Foreign Borrower has furnished or caused to be furnished to the Administrative Agent with sufficient copies for the Lenders:

(i)           The Assumption Letter executed and delivered by such Foreign Borrower and containing the written consent of the Company thereon, as contemplated by Section 2.26;

(ii)           Copies of the articles or certificate of incorporation (or the equivalent thereof) of such Foreign Borrower, together with all amendments, and a certificate of good standing (or the equivalent thereof), each certified by the appropriate governmental officer in its jurisdiction of organization, as well as any other information required by Section 326 of the USA PATRIOT Act or necessary for the Administrative Agent or any Lender to verify the identity of such Foreign Borrower as required by Section 326 of the USA PATRIOT Act;

(iii)           Copies, certified by the Secretary or Assistant Secretary (or the equivalent thereof) of such Foreign Borrower, of its by-laws (or the equivalent thereof) and of its Board of Directors’ (or the equivalent thereof) resolutions and of resolutions or actions of any other body authorizing the execution of the Assumption Letter and the other Loan Documents to which such Foreign Borrower is a party;

(iv)           An incumbency certificate, executed by the Secretary or Assistant Secretary (or the equivalent thereof) of such Foreign Borrower, which shall identify by name and title and bear the signature of the officers of such Foreign Borrower authorized to sign the Assumption Letter and the other Loan Documents to which such Foreign Borrower is a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Foreign Borrower;

(v)           An opinion of counsel to such Foreign Borrower, in a form reasonably acceptable to the Administrative Agent and its counsel; and

(vi)           Such other instruments, documents or agreements as the Administrative Agent or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Borrowers represent and warrant to the Lenders that:

5.1.           Existence and Standing.  The Company and each of its Subsidiaries (a) is a corporation, partnership (in the case of Subsidiaries only) or limited liability company (in the case of Subsidiaries only) duly and properly incorporated or formed, as the case may be and is validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization, (b) is duly qualified and in good standing as a foreign organization and authorized to do business in every other jurisdiction where its ownership or operation of property or the conduct of its business would require it to be qualified, in good standing and authorized, unless the failure to be so qualified, in good standing or authorized would not have or would not reasonably be expected to have a Material Adverse Effect and (c) has all requisite authority to conduct its business in each jurisdiction in which its business is now conducted.

5.2.           Authorization and Validity.  Each Loan Party has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder.  The execution and delivery by each Loan Party of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate, limited liability company or partnership proceedings, and the Loan Documents to which each Loan Party is a party constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

5.3.           No Conflict; Government Consent.  Neither the execution and delivery by each Loan Party of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will (i) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries, (ii) violate, contravene or conflict with the Company’s or any of its Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) violate, contravene or conflict with, or cause an event of default under, the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Company or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Company or any of its Subsidiaries, is required to be obtained by the Company or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Loan Parties of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

5.4.           Financial Statements; Internal Control Event.

(a)           The December 31, 2014, audited consolidated financial statements of the Company and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

(b)           To the best knowledge of the Company, no Internal Control Event exists or has occurred since the date of the financial statements delivered pursuant to Section 7.1(a) that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis.

5.5.           Material Adverse Change.  Since December 31, 2014, there has been no change in the business, Property, liabilities (actual or contingent), operations, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

5.6.           Taxes.  The Company and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed by them and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists.  No tax liens have been filed and no claims are being asserted with respect to any such taxes.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are adequate in accordance with GAAP.

5.7.           Litigation and Guaranty Obligations.  There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay this Agreement or the making of any Credit Extensions.

5.8.           Subsidiaries; Material Subsidiaries.  Schedule 5.8 contains an accurate list of all Subsidiaries of the Company as of March 6, 2015, or if Schedule 5.8 has been updated pursuant to Section 6.2, as of the date of such update, setting forth their respective jurisdictions of organization, the percentage of their respective capital stock or other ownership interests owned by the Company or other Subsidiaries and indicating whether any such Subsidiary is a Material Subsidiary.  All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

5.9.           ERISA.  Except as would not result in or would not reasonably be expected to result in a Material Adverse Effect.

(a)           (i) No ERISA Event has occurred, and, to the best knowledge of the Company, each of its Subsidiaries and each ERISA Affiliate, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; (iii) each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Company, each of its Subsidiaries and each ERISA Affiliate, nothing has occurred which would prevent, or cause the loss of, such qualification; and (iv) no Lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

(b)           The actuarial present value of all “benefit liabilities” (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan’s most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan allocated to such accrued liabilities.

(c)           Neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has incurred, or, to the best of each such party’s knowledge, is reasonably expected to incur, any liability under Title IV of ERISA with respect to any Single Employer Plan (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default), or any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan.  Neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any such party were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  Neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of each such Person’s knowledge, reasonably expected to be in reorganization, insolvent, or terminated.  Neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

(d)           No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Company, any Subsidiary of the Company or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Company, any Subsidiary of the Company or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.  There are no pending or, to the best knowledge of the Company, each of its Subsidiaries and each ERISA Affiliate, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.

(e)           Neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has any material liability with respect to “expected post-retirement benefit obligations” within the meaning of the Financial Accounting Standards Board Statement 106.  Each Plan that is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

5.10.           Accuracy of Information.  No information, exhibit or report furnished by the Company or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

5.11.           Intellectual Property.  The Company and each of its Subsidiaries owns, or has the legal right to use, all patents, trademarks, tradenames, copyrights, technology, know-how and processes (the “Intellectual Property”) necessary for each of them to conduct its business as currently conducted, except where failure to own or have such legal right to use would not have or would not reasonably be expected to have a Material Adverse Effect.  No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property owned by the Company or any of its Subsidiaries or that the Company or any of its Subsidiaries has a right to use or the validity or effectiveness of any such Intellectual Property, nor does the Company or any of its Subsidiaries have knowledge of any such claim, and, to the knowledge of the Company and its Subsidiaries, the use of any Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not have or would not reasonably be expected to have a Material Adverse Effect.

5.12.           [Reserved].

5.13.           Compliance With Laws.  The Company and its Subsidiaries are in compliance in all material respects with all applicable statutes, rules, regulations, permits, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property.  The Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Company, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  No Credit Extension, use of the proceeds of any Credit Extension  or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable sanctions.  The Company and its Subsidiaries are in compliance in all material respects with the PATRIOT Act.  Neither the making of any Revolving Loan nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto.

5.14.           Ownership of Properties.  Except as set forth on Schedule 5.14, on the Effective Date, the Company and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.17, to all of the Property and assets reflected in the Company’s most recent consolidated financial statements provided to the Administrative Agent as owned by the Company and its Subsidiaries.

5.15.           Plan Assets; Prohibited Transactions.  Neither the Company nor any of its Subsidiaries is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

5.16.           Environmental Matters.  In the ordinary course of its business, the officers of the Company consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Company and its Subsidiaries due to Environmental Laws.  On the basis of this consideration, the Company has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.  The Company and its Subsidiaries have adopted procedures that are reasonably designed to (i) ensure that the Company and its Subsidiaries, and of their operations and each of the real properties owned, leased or operated by the Company or any of its Subsidiaries (the “Real Properties”) complies with applicable Environmental Laws and (ii) minimize any liabilities or potential liabilities that the Company, any Subsidiary, any of their respective operations or any of the Real Properties may have under applicable Environmental Laws.

5.17.           Government Regulation.

(a)           No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Advance or drawing under each Facility LC, not more than 25% of the value of the assets (either of the applicable Borrower only or of such Borrower and its Subsidiaries on a consolidated basis) will be margin stock.

(b)           No Loan Party is or is required to be registered as an “investment company” or a Company “controlled” by an under the Investment Company Act of 1940, as amended.

5.18.           Insurance.  The Company maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies that are not Affiliates of the Company insurance on all their Property, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or its Subsidiaries operate; provided, that the Loan Parties and their Subsidiaries may maintain a program of self-insurance with respect to product liability and worker’s compensation liability.

5.19.           Solvency.

(a)           Immediately after the consummation of the transactions to occur on the Effective Date and immediately following the making of each Credit Extension, if any, made on the Effective Date and after giving effect to the application of the proceeds of such Credit Extensions, (a) the fair value of the assets of the Company and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Company and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured in the normal course of business; and (d) the Company and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the Effective Date giving due consideration to the prevailing practice in the industries in which the Company and its Subsidiaries are engaged or are to engage.  In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(b)           The Company does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature in their ordinary course.

5.20.           No Default.  No Default or Event of Default has occurred and is continuing.

5.21.           Foreign Borrowers.

(a)           To ensure the enforceability or admissibility in evidence of this Agreement and each other Loan Document to which a Foreign Borrower is a party in the laws of the jurisdiction of such Foreign Borrower’s organization (such jurisdiction being hereinafter referred to as the “Home Country”), it is not necessary that this Agreement or any other Loan Document to which such Foreign Borrower is a party or any other document be filed or recorded with any court or other authority in its Home Country or that any stamp or similar tax be paid to or in respect of this Agreement or any other Loan Document of such Foreign Borrower, other than documents which have been so filed or recorded and stamp or similar taxes which have been so paid.

(b)           No Foreign Borrower nor any of their respective assets is entitled to immunity from suit, execution, attachment or other legal process.  Each Foreign Borrower’s execution and delivery of the Loan Documents to which it is a party constitute, and the exercise of its rights and performance of and compliance with its obligations under such Loan Documents will constitute, private and commercial acts done and performed for private and commercial purposes.

(c)           It is understood and agreed by the parties hereto that the representations and warranties in this Section 5.21 of each Foreign Borrower shall only be applicable to such Foreign Borrower on and after the date of its execution of its Assumption Letter.

5.22.           Foreign Employee Benefit Matters.  (a) Each Foreign Employee Benefit Plan is in compliance in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed to any material extent the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans; (c) with respect to any Foreign Employee Benefit Plan maintained or contributed to by the Company or any of its Subsidiaries or any member of its Controlled Group (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no material actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of the Company and its Subsidiaries, threatened against the Company or any of its Subsidiaries or any member of its Controlled Group with respect to any Foreign Employee Benefit Plan.  For purposes of this Section 5.22, the term “material” means any noncompliance or basis for liability which could reasonably be likely to subject the Company or any of its Subsidiary to liability, individually or in the aggregate, in excess of $25,000,000.

5.23.           Sanctioned Persons.  None of the Company, its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any of their respective directors, officers or employees is a Sanctioned Person.

ARTICLE VI
COVENANTS

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1.           Financial Reporting.  The Company will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, subject to Section 9.8, and furnish to the Administrative Agent and the Lenders:

(i)           Within 90 days after the close of each of its fiscal years, for the Company and its Subsidiaries, a consolidated balance sheet and income statement as of the end of such fiscal year, together with related consolidated statements of operations, retained earnings, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such consolidated financial information described above to be in reasonable form and detail and accompanied by an unqualified opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial condition of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances.

(ii)           Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for the Company and its Subsidiaries, an unaudited consolidated balance sheet and income statement, as of the end of such fiscal quarter, together with related consolidated statements of operations and consolidated statements of retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by an Authorized Officer as fairly presenting, in all material respects, the financial condition of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments.

(iii)           Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof.

(iv)           Promptly upon the furnishing thereof to the shareholders of the Company, copies of all financial statements, reports and proxy statements so furnished.

(v)           Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

(vi)           Upon the Company, any Subsidiary of the Company or any ERISA Affiliate obtaining knowledge thereof, such Person shall give written notice to the Administrative Agent and each of the Lenders promptly (and in any event within two Business Days) of:  (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower, any Subsidiary of the Company or any ERISA Affiliate, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Company, any Subsidiary of the Company or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; in each case together with a description of any such event or condition or a copy of any such notice and a statement by an Authorized Officer of the Company briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by such Person with respect thereto.  Promptly upon request, the Company shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA).

(vii)           Environmental.  During the existence of an Event of Default, and upon the written request of the Administrative Agent, the Company will furnish or cause to be furnished to the Administrative Agent, at the Company’s expense, a report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent regarding any release or threat of release of Hazardous Materials on any Real Properties and the compliance by the Company and its Subsidiaries with Environmental Laws.  If the Company fails to deliver such an environmental report within seventy-five (75) days after receipt of such written request, then the Administrative Agent may arrange for same, and the Company and its Subsidiaries hereby grants to the Administrative Agent and its representatives access to the Real Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling).  The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Borrowers on demand.

(viii)           Such other information (including non-financial information and environmental reports) as the Administrative Agent or any Lender may from time to time reasonably request.

If any information which is required to be furnished to the Lenders under this Section 6.1 is required by law or regulation to be filed by the Company with a government body on an earlier date, then the information required hereunder shall be furnished to the Lenders at such earlier date.  Any financial statement required to be furnished pursuant to Section 6.1(i) or Section 6.1(ii) shall be deemed to have been furnished on the date on which the Lenders receive notice that the Company has filed such financial statement with the Securities and Exchange Commission and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the Administrative Agent and the Lenders without charge; provided, that the Company shall give notice of any such filing to the Administrative Agent (who shall then give notice of any such filing to the Lenders), which notice may be given by e-mail.  Notwithstanding the foregoing, the Company shall deliver paper copies of any such financial statement to the Administrative Agent if the Administrative Agent requests the Company to furnish such paper copies until written notice to cease delivering such paper copies is given by the Administrative Agent.

6.2.           Material Subsidiaries.  The Company shall cause Subsidiaries to be Material Subsidiaries such that, at all times, (a) the Property of the Company and its Material Subsidiaries shall be at least eighty percent (80%) of the aggregate Property of the Company and its Subsidiaries on a consolidated basis, (b) the revenue of the Company and its Material Subsidiaries for the most recent four fiscal quarters shall be at least eighty percent (80%) of the Consolidated Revenue for such four fiscal quarters and (c) the net income of the Company and its Material Subsidiaries for the most recent four fiscal quarters shall be at least eighty percent (80%) of the Consolidated Net Income for such four fiscal quarters; provided once a Subsidiary is a Material Subsidiary it shall remain a Material Subsidiary unless such Material Subsidiary is the subject of a disposition permitted pursuant to Section 6.15.  The Company shall update Schedule 5.8 from time to time as necessary to include any Subsidiary which becomes a Material Subsidiary, but failure to do so shall have no impact on whether a Subsidiary is a Material Subsidiary.

6.3.           Use of Proceeds.  The Company will and will cause each Subsidiary to, use the proceeds of the Credit Extensions for working capital, capital expenditures, share repurchases, other lawful general corporate purposes in a manner not in conflict with any of the Company’s covenants in this Agreement.  Without limitation of the above sentence, the Company will not request any Credit Extension, and the Company shall not use, and the Company shall ensure that its Subsidiaries, and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension (a) to purchase or carry any “Margin Stock” (as defined in Regulation U), (b) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (c) in any manner that would result in the violation of any applicable Sanctions.

6.4.           Notice of Material Events.  The Company will, and will cause each Subsidiary to, give notice in writing to the Administrative Agent and each Lender, promptly and in any event within two (2) Business Days, of the occurrence of any of the following:

(i)           any Default or Event of Default;

(ii)           the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority (including pursuant to any applicable Environmental Laws) against or affecting the Company or any Affiliate thereof that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(iii)           the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred since the Effective Date, would reasonably be expected to result in a Material Adverse Effect;

(iv)           any material change in accounting policies of, or financial reporting practices by, the Company or any Subsidiary; and

(v)           any other development, financial or otherwise, which would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of an Authorized Officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

6.5.           Conduct of Business.  Except as otherwise permitted by Section 6.14, the Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same, complementary, similar or reasonably related fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

6.6.           Taxes.  The Company will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property provided that neither the Company nor any Subsidiary need pay any such tax, assessment, governmental charge or levy if it is being contested in good faith by appropriate proceedings, with respect to which adequate reserves have been set aside in accordance with GAAP unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) would have or would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.7.           Insurance.  The Company will, and will cause each of its Subsidiaries to, with financially sound and reputable insurance companies that are not Affiliates of the Company, maintain insurance on all their Property, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or its Subsidiaries operate, and the Borrowers will furnish to any Lender upon request full information as to the insurance carried; provided, that the Company may maintain a program of self-insurance with respect to product liability and worker’s compensation liability.

6.8.           Compliance with Laws and Material Contractual Obligations.  The Company will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations, orders, permits, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, Anti-Corruption Laws and applicable Sanctions and (ii) perform in all material respects its obligations under material agreements to which it is a party, in each case to the extent necessary to ensure that non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.9.           Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition (ordinary wear and tear and damages from casualty excepted), and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times; provided, that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and maintenance of any of its Property if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.10.           Books and Records; Inspection.  (a) The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in conformity with GAAP and all applicable requirements of any governmental authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

(ii)           The Company will, and will cause each of its Subsidiaries to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Company and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of the Company and each of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate.

6.11.           Payment of Obligations.  The Company will, and will cause each of its Subsidiaries to, pay its obligations, that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where the validity or amount thereof is being contested in good faith by appropriate proceedings, with respect to which adequate reserves have been set aside in accordance with GAAP unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) would have or would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.12.           Indebtedness.  The Company will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any:

(i)           Priority Debt in an aggregate amount in excess of twenty percent (20%) of Consolidated Net Worth as of the end of the most recently completed fiscal quarter of the Company; or

(ii)           Any Indebtedness which would cause Company to violate the provisions of Section 6.25.

6.13.           Guaranty Obligations.  The Company will not, nor will it permit any of its Subsidiaries to contract, create, incur, assume or permit to exist any Guaranty Obligation other than:

(i)           Guaranty Obligations with respect to the Obligations;

(ii)           Guaranty Obligations constituting part of the PAI Basket;

(iii)           Guaranty Obligations constituting Priority Debt permitted pursuant to Section 6.12(vi);

(iv)           Guaranty Obligations constituting part of the Joint Venture Basket; and

(v)           Guaranty Obligations of any Guarantor with respect to any Private Placement Indebtedness;

(vi)           Guaranty Obligations of any Subsidiary with respect to any letter of credit that is issued by a Lender or any Affiliate of a Lender for the account of the Company;

(vii)           Repurchase obligations in an aggregate amount at any time outstanding not to exceed $500,000,000 of the Company and its Subsidiaries in connection with Receivables Securitization Transactions; and

(viii)           Other Guaranty Obligations of the Company and its Subsidiaries in an aggregate amount not to exceed $100,000,000.

6.14.           Merger.  The Company will not, nor will it permit any of its Subsidiaries to, merge or consolidate with or into any other Person or liquidate, wind up or dissolve itself, or suffer any such liquidation, wind-up or dissolution; provided, that the Company or any of its Subsidiaries may merge or consolidate with or into another Person if all of the following conditions are satisfied:

(i)           The Administrative Agent is given prior written notice of such action;

(ii)           If the merger or consolidation involves a Loan Party, the surviving entity of such merger or consolidation shall either (a) be such Loan Party or (b) be the Company or a Wholly-Owned Subsidiary of the Company that in either case expressly assumes in writing all of the obligations of such Loan Party under the Loan Documents; provided, that if the transaction is between the Company and another Person, the Company must be the surviving entity;

(iii)           The Loan Parties execute and deliver such documents, instruments and certificates as the Administrative Agent may request;

(iv)           Immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(v)           The Company delivers to the Administrative Agent an Authorized Officer’s certificate stating that such consolidation or merger, and any written agreement entered into in connection therewith, comply with this Section 6.14.

6.15.           Sale of Assets.  The Company will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise voluntarily dispose of, in one transaction or a series of transactions, all or any part of its business or Property whether now owned or hereafter acquired, including, without limitation, inventory, receivables, equipment, real property interests (whether owned or leasehold) and securities, other than a sale, lease, transfer or other disposal:

(i)           By a Loan Party of any or all of its assets to another Loan Party;

(ii)           Of inventory in the ordinary course of business;

(iii)           Of obsolete, slow-moving, idle or worn-out assets no longer used or useful in the business of such Loan Party or the trade-in of equipment for equipment in better condition or of better quality;

(iv)           Which constitutes a Permitted Investment in the ordinary course of business;

(v)           By PAI of its partnership interest in Acceptance Partnership if required by Section 3.4 of the Acceptance Partnership Agreement (without regard to any amendment of such section);

(vi)           Of accounts receivable pursuant Receivables Securitization Transactions so long as the repurchase obligations associated with such disposition are permitted pursuant to Section 6.13(vii); and

(vii)           Other leases, sales or other dispositions of its Property; provided, that (a) the transfer is for fair market value, (b) no Default or Event of Default exists either prior to or after giving effect thereto and (c) together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as otherwise permitted by this Section) during the fiscal year in which any such lease, sale or other disposition occurs, do not exceed 10% of Total Assets, as determined on the last day of the most recently ended fiscal year of the Company.

Notwithstanding the foregoing provisions of this Section 6.15, the Company may, or may permit any Subsidiary to, make a disposition and the assets subject to such disposition shall not be subject to or included in any of the foregoing limitations or the computation contained in Section 6.15(vii)(c) of the preceding sentence if the net proceeds from such disposition are, within 270 days of such disposition, reinvested in productive assets used in carrying on the business of the Company and its Subsidiaries.

6.16.           Investments.  The Company will not, nor will it permit any of its Subsidiaries to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except the following (each, a “Permitted Investment”):

(i)           Cash and Cash Equivalent Investments;

(ii)          Trade accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(iii)         Inventory, raw materials and general intangibles acquired in the ordinary course of business (including inventory repurchased in connection with wholesale financing arrangements);

(iv)         Investments by a Loan Party in another Loan Party;

(v)          Investments in existence on the Effective Date and described in Schedule 6.16.

(vi)         Investments constituting Permitted Acquisitions.

(vii)        Travel advances to management personnel and employees in the ordinary course of business.

(viii)       Additional Investments in Foreign Subsidiaries;

(ix)          Investments constituting part of the PAI Basket;

(x)           Investments constituting part of the Joint Venture Basket; and

(xi)          Investments in addition to those set forth above in an aggregate amount not to exceed $150,000,000.

6.17.           Liens.  The Company will not, nor will it permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Company or any of its Subsidiaries, except:

(i)           Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof) or the nonpayment of which is permitted by Section 6.6;

(ii)           Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof);

(iii)           Liens (other than Liens imposed under ERISA) arising out of pledges or deposits made in the ordinary course of business under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv)           Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, trade contracts and performance and return-of-money bonds, statutory or regulatory obligations and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money);

(v)           Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds;

(vi)           Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;

(vii)           Judgment Liens that would not constitute an Event of Default;

(viii)           Liens (a) existing on property at the time of its acquisition by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Subsidiary; or (b) created contemporaneously with the acquisition of property (including Capital Leases) or within 180 days of the acquisition or completion of construction thereof or of improvements thereto to secure or provide for all or a portion of the acquisition price or cost of construction or improvements of such property after the Effective Date; (c) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; or (d) securing Indebtedness comprised of Synthetic Leases, to the extent the related Indebtedness does not exceed, in the aggregate, ten percent (10%) of the Consolidated Net Worth as of the end of the most recently completed fiscal quarter of the Company; provided that such Liens do not extend to additional property of the Company or any Subsidiary and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the fair market value of the property subject thereto;

(ix)           Liens securing Priority Debt permitted pursuant to Section 6.12(i);

(x)           Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

(xi)           Liens existing on the Effective Date and described in Schedule 6.17 and any renewals, extensions and replacements thereof not otherwise prohibited by this Agreement; provided, that with respect to Liens identified on Schedule 6.17, (a) no such Lien shall extend to any property other than the property subject thereto on the Effective Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be increased;

(xii)           Liens in favor of the Administrative Agent, securing the Obligations for the benefit of the Lenders and, to the extent required by the final provision of Section 10.4 of the NPA, the obligations of the Company in respect of the Senior Notes issued thereunder;

(xiii)           Liens incidental to the conduct of business or the ownership of the Property (whether arising by contract or operation of law) incurred in the ordinary course of business and not in connection with the borrowing of money and that do not, in the aggregate, materially impair the use of that Property in the operation of the business of the Company and its Subsidiaries taken as a whole or the value of such Property for the purpose of such business; and

(xiv)           Encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use of such property or assets subject thereto in the business of the Company and its Subsidiaries taken as a whole.

6.18.           Affiliates.  The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms, substantially as favorable to the Company or such Subsidiary as the Company or such Subsidiary would obtain in a comparable arms-length transaction.

6.19.           Sale and Leaseback Transactions.  The Company will not, nor will it permit any of its Subsidiaries, to enter into or suffer to exist Sale and Leaseback Transactions, that result in an aggregate amount of Attributable Indebtedness arising from all such transactions entered into in any fiscal year to be in excess of $25,000,000.

6.20.           [Reserved.]

6.21.           Fiscal Year; Accounting; Organizational Documents.  The Company will not, nor will it permit its Subsidiaries to, (a) change its fiscal year, (b) change its accounting procedures, except as a result of changes in GAAP and in accordance with Section 9.8 or (c) in any manner that would reasonably be likely to adversely affect the rights of the Lenders, change its organizational or governing documents.

6.22.           No Other Negative Pledges.  Except with respect to any property subject to a Lien permitted pursuant to Section 6.17(viii), the Company will not, nor will it permit its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as set forth in (a) the Loan Documents, (b) the NPA as in effect on the Effective Date or (c) the definitive documentation applicable to any other Private Placement Indebtedness, to the extent no more restrictive than those set forth in the Loan Documents.

6.23.           PAI Assets.  The Company will not, nor will it permit any Subsidiary to, allow PAI to own any assets other than Equity Interests in Acceptance Partnership and dividends or other distributions derived therefrom; provided, that PAI shall transfer any such dividends or distributions to the Company within 15 Business Days of receipt.

6.24.           No Limitations.  The Company will not, nor will it permit its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person’s Equity Interests, (b) pay any Indebtedness owed to any other Loan Party, (c) make loans or advances to any other Loan Party or (d) transfer any of its property to any other Loan Party, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest and (ii) this Agreement and the other Loan Documents.

6.25.           Financial Covenants.

   6.25.1           Interest Coverage Ratio.  The Company will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBIT to (ii) Consolidated Interest Expense to be less than 3.00 to 1.0 (or so long as the ratio in the comparable covenant in the NPA is higher, such higher ratio).

   6.25.2           Leverage Ratio.  The Company will not permit the Leverage Ratio at any time to be greater than 3.5 to 1.0 (or so long as the ratio in the comparable covenant in the NPA is lower, such lower ratio).

6.26.           Further Assurances.  The Company and each of its Subsidiaries shall take such actions reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

ARTICLE VII
DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default:

7.1.           Any representation or warranty made or deemed to be made by or on behalf of the Company or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made or confirmed;

7.2.           Nonpayment of (i) principal of any Loan when due, (ii) any Reimbursement Obligation within one Business Day after the same becomes due, or (iii) interest upon any Loan or of any commitment fee, LC Fee or other obligations under any of the Loan Documents within three Business Days after the same becomes due;

7.3.           The breach by a Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.4, 6.5, 6.8, 6.10(ii), 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.22, 6.23, 6.24 or 6.25;

7.4.           The breach by a Borrower in the due performance or observance by it of any term, covenant or agreement contained in Section 6.1 and such default shall continue unremedied for a period of five (5) Business Days;

7.5.           The breach by a Borrower (other than a breach which constitutes an Event of Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied or waived within thirty (30) days after the earlier of the President, Chief Executive Officer, Chief Financial Officer or Treasurer of the Company becoming aware of any such breach or notice thereof given by the Administrative Agent;

7.6.           (i) Any Loan Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Loan Documents and such default shall continue unremedied for a period of at least thirty (30) days after the earlier of the President, Chief Executive Officer, Chief Financial Officer or Treasurer of the Company, becoming aware of such default or notice thereof given by the Administrative Agent, (ii) any Loan Document shall fail to be in full force and effect or any Loan Party shall so assert or (iii) any Loan Document shall fail to give the Administrative Agent and/or the Lenders the liens, rights, powers and privileges purported to be created by such Loan Document;

7.7.           The Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny, disaffirm or revoke such Guarantor’s obligations under such Guaranty (including without limitation pursuant to Section 19 thereof) or such Guarantor shall default in the due payment or performance of such Guaranty;

7.8.           Failure of the Company or any of its Subsidiaries to pay when due any Material Indebtedness (beyond any applicable grace period with respect thereto); or the default by the Company or any of its Subsidiaries in the performance of any term, provision or condition contained in any Material Indebtedness Agreement (beyond any applicable grace period with respect thereto), or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any Material Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Company or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due;

7.9.           The Company or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.9, or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.10;

7.10.           Without the application, approval or consent of the Company or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.9(iv) shall be instituted against the Company or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days;

7.11.           [Reserved];

7.12.           (a) One or more judgments, orders, or decrees shall be entered against the Company or any one or more of its Subsidiaries involving a liability of $100,000,000 (or so long as the comparable default in the NPA states a lesser amount, such lesser amount) or more, in the aggregate, (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage) and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 60 days;

7.13.           If (a) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (b) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (c) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall exceed $100,000,000 (or so long as the comparable default in the NPA states a lesser amount, such lesser amount), (d) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (e) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (f) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the company or any Subsidiary thereunder; and any such event or events described in clauses (a) through (f) above, either individually or together with any other event or events, would reasonably be expected to have a Material Adverse Effect;

7.14.           Nonpayment by the Company or any Subsidiary of any obligation in connection with a Rate Management Transaction when due or the breach by the Company or any Subsidiary of any term, provision or condition contained in any Rate Management Transaction or any transaction of the type described in the definition of “Rate Management Transactions,” whether or not any Lender or Affiliate of a Lender is a party thereto (in each case, beyond any applicable grace period with respect thereto);

7.15.           Any Change of Control shall occur;

7.16.           Any Pledge Agreement shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Pledge Agreement, or any Pledge Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Pledge Agreement, or any Subsidiary of the Company shall fail to comply with any of the terms or provisions of any Pledge Agreement to which it is a party; or

7.17.           All or substantially all of the property of the Company or any of its Subsidiaries shall become subject to a condemnation, taking or other appropriation action by any governmental authority.

ARTICLE VIII
ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1.            Acceleration; Remedies.

  (a)           If any Event of Default described in Section 7.9 or 7.10 occurs with respect to a Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer or any Lender and the Borrowers will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the “Collateral Shortfall Amount”).  If any other Event of Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive, and (b) upon notice to the Borrowers and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrowers to pay, and the Borrowers will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

(b)           The Administrative Agent may at any time or from time to time after funds are deposited in a Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrowers to the Lenders or the LC Issuer under the Loan Documents, as provided in Section 8.2; provided, that funds deposited in a Facility LC Collateral Account by a Foreign Borrower may only be applied by the Administrative Agent to the Foreign Borrower Obligations of such Foreign Borrower.

(c)           At any time while any Event of Default is continuing, neither a Borrower nor any Person claiming on behalf of or through a Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account.  After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Company or paid to whomever may be legally entitled thereto at such time.

(d)           If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Event of Default (other than any Event of Default as described in Section 7.9 or 7.10 with respect to a Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

(e)           Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent may, subject to the direction of the Required Lenders, exercise all rights and remedies under the Loan Documents and enforce all other rights and remedies under applicable law.

8.2.           Application of Funds.  After the exercise of remedies provided for in Section 8.1 (or after the Obligations have automatically become immediately due and payable as set forth in the first sentence of Section 8.1(a)), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order:

8.2.1           First, to payment of fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

8.2.2           Second, to payment of fees, indemnities and other amounts (other than principal, interest, LC Fees and Commitment Fees) payable to the Lenders and the LC Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the LC Issuer as required by Section 9.6 and amounts payable under Article III);

8.2.3           Third, to payment of accrued and unpaid LC Fees, Commitment Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the LC Issuer in proportion to the respective amounts described in this Section 8.2.3 payable to them;

8.2.4           Fourth, to payment of the unpaid principal of the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to their Pro Rata Shares;

8.2.5           Fifth, to the Administrative Agent for deposit to the Facility LC Collateral Account to cash collateralize the LC Obligations;

8.2.6           Sixth, to payment of all other Obligations, ratably among the Lenders; and

8.2.7           Last, the balance, if any, to the Borrowers or as otherwise required by Law;

provided, however, that notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this section.

8.3.           Amendments.

8.3.1           Subject to the provisions of this Section 8.3, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Company may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Event of Default hereunder; provided, however, that no such supplemental agreement shall:

(i)           without the consent of each Lender directly affected thereby, extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto or increase the amount of the Commitment of such Lender hereunder;

(ii)           without the consent of all of the Lenders other than any Defaulting Lender, reduce the percentage specified in, or otherwise amend, the definition of Required Lenders;

(iii)           without the consent of all of the Lenders other than any Defaulting Lender, amend this Section 8.3;

(iv)           without the consent of all of the Lenders other than any Defaulting Lender, except as permitted pursuant to the Intercreditor Agreement, release all or substantially all of the Guarantors of the Obligations or, all or substantially all of the Equity Interests pledged pursuant to any Pledge Agreement; or

(v)           without the consent of all of the Lenders other than any Defaulting Lender, amend the definition of Pro Rata Share or Sections 2.5, 2.19.4 or 11.2.

8.3.2           No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer.  No amendment to any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be affective without the written consent of the Swing Line Lender.  The Administrative Agent may (i) waive payment of the fee required under Section 12.3.3 and (ii) implement any flex provisions contained in the fee letter described in Section 10.13.  Notwithstanding anything to the contrary herein, the Administrative Agent may, with the consent of the Company only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency of a technical or immaterial nature, as determined in good faith by the Administrative Agent.

8.3.3           Notwithstanding anything in this Section 8.3 or elsewhere in this Agreement to the contrary, by executing this Agreement, or by accepting an assignment of an interest hereunder pursuant to Section 12.3, each Lender hereby consents to and authorizes the Administrative Agent to execute and deliver the Intercreditor Agreement and to take action thereunder, including the release of Collateral (as defined in the Intercreditor Agreement) and distribution of proceeds, in each case pursuant to the terms thereof; provided, for the avoidance of doubt, that any amendment of the Intercreditor Agreement shall be subject to the terms of Sections 8.3.1 and 8.3.2.

8.4.           Preservation of Rights.  No delay or omission of the Lenders, the LC Issuer or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of an Event of Default or the inability of the Borrowers to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence.  Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth.  All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

ARTICLE IX
GENERAL PROVISIONS

9.1.           Survival of Representations.  All representations and warranties of the Borrowers contained in this Agreement shall survive the making of the Credit Extensions herein contemplated for so long as any Obligation or the Commitments hereunder shall remain unpaid, unsatisfied or outstanding.

9.2.           Governmental Regulation.  Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to a Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3.           Headings.  Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.4.           Entire Agreement.  The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than those contained in the fee letter described in Section 10.13, which shall survive and remain in full force and effect during the term of this Agreement.

9.5.           Several Obligations; Benefits of this Agreement.  The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such).  The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.  This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

9.6.           Expenses; Indemnification.

(a)           The Company shall reimburse the Administrative Agent and the Arranger upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent or the Arranger, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent and the Arranger, in connection with the due diligence, preparation, administration, negotiation, execution, delivery, syndication, distribution (including, without limitation, via DebtX and any other internet service selected by the Administrative Agent), review, amendment and modification of the Loan Documents.  The Borrowers also agree, subject to Section 2.27.1 with respect to the Foreign Subsidiary Borrowers, to reimburse the Administrative Agent, the Arranger, the LC Issuer and the Lenders for any costs, internal charges and out-of-pocket expenses, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, the Arranger, the LC Issuer and the Lenders and/or the allocated costs of in-house counsel incurred from time to time, paid or incurred by the Administrative Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents.  Expenses being reimbursed by the Company under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence.  The Company acknowledges that from time to time U.S. Bank may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the “Reports”) pertaining to the assets of the Company and its Subsidiaries for internal use by U.S. Bank from information furnished to it by or on behalf of the Company and its Subsidiaries, after U.S. Bank has exercised its rights of inspection pursuant to this Agreement.

(b)           The Borrowers, subject to Section 2.27.1 with respect to the Foreign Borrowers, hereby further agree to indemnify and hold harmless the Administrative Agent, the Arranger, the LC Issuer, each Lender, their respective officers, directors, employees, agents, advisors, controlling persons, members and successors and assigns (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with the Loan Documents or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any such Indemnified Person is a party thereto (and regardless of whether such matter is initiated by a third party or by the Company or any of its Affiliates or shareholders), and to reimburse each such Indemnified Person upon written demand for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided, that such indemnity shall not, as to any Indemnified Person, be available to the extent that such losses, claims, damages, liabilities or expenses (a) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person, (b) result from a claim brought by the Company or any Subsidiary against an Indemnified Person for breach in bad faith of such Indemnified Person’s obligations under the Loan Documents, if the Company or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (c) are to reimburse an Indemnified Person for any claims, damages, actual losses, liabilities or expenses related to an investigation, litigation or proceeding solely between or among Indemnified Persons.

(c)           The obligations of the Borrowers under this Section 9.6 shall survive the termination of this Agreement.

9.7.           Numbers of Documents.  All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

9.8.           Accounting.  Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however that, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value”, as defined therein, or (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Company, the Administrative Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Company shall provide to the Administrative Agent and the Lenders reconciliation statements showing the difference in such calculation, together with the delivery of monthly, quarterly and annual financial statements required hereunder.

9.9.           Severability of Provisions.  Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.10.           Nonliability of Lenders.  The relationship between the Borrowers on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender.  Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrowers.  Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers’ business or operations.  The Borrowers agree that neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by the Borrowers in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought.  Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrowers hereby waive, release and agree not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.  It is agreed that the Arranger shall, in its capacity as such, have no duties or responsibilities under the Agreement or any other Loan Document.  Each Lender acknowledges that it has not relied and will not rely on the Arranger in deciding to enter into the Agreement or any other Loan Document or in taking or not taking any action.

9.11.           Confidentiality.  The Administrative Agent and each Lender agrees to hold any confidential information which it may receive from the Borrowers in connection with this Agreement in confidence, except for disclosure to (i) its Affiliates and to the Administrative Agent and any other Lender and their respective Affiliates (it being understood that such Persons to whom disclosure is made will be informed of the confidential nature of such information and will be instructed to keep such information confidential), (ii) legal counsel, accountants, and other professional advisors to the Administrative Agent or such Lender provided any such parties agree to be bound by this Section 9.11 or comparable confidentiality provisions (iii) the extent requested by any regulatory authority purporting to have jurisdiction over it, (iv) the extent the Administrative Agent or the Lender in good faith believes that such disclosure is required to effect compliance with any applicable law, rule, regulation or order or in response to any subpoena or other legal process, (v) any Person in connection with any legal proceeding to which it is a party, (vi) its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, provided such parties agree to be bound by this Section 9.11 or comparable confidentiality provisions, (vii) as permitted by Section 12.4 and (viii) to rating agencies if required by such agencies in connection with a rating relating to the Advances hereunder.  Without limiting Section 9.4, the Borrowers agree that the terms of this Section 9.11 shall set forth the entire agreement between the Borrowers and the Administrative Agent and each Lender with respect to any confidential information previously or hereafter received by the Administrative Agent or such Lender in connection with this Agreement, and this Section 9.11 shall supersede any and all prior confidentiality agreements entered into by the Borrowers and the Administrative Agent or any Lender with respect to such confidential information.

9.12.           Nonreliance.  Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Credit Extensions provided for herein.

9.13.           Disclosure.  The Borrowers and each Lender hereby acknowledge and agree that U.S. Bank and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

9.14.           USA PATRIOT ACT NOTIFICATION.  The following notification is provided to the Borrowers pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.

ARTICLE X
THE ADMINISTRATIVE AGENT

10.1.           Appointment; Nature of Relationship.  U.S. Bank National Association is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents.  The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X.  Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents.  In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Minnesota Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents.  Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

10.2.           Powers.  The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto.  The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3.           General Immunity.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers or any Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

10.4.           No Responsibility for Loans, Recitals, etc.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Company or any of its Subsidiaries.

10.5.           Action on Instructions of Lenders.  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.  The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

10.6.           Employment of Administrative Agents and Counsel.  The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Loan Document.

10.7.           Reliance on Documents; Counsel.  The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.  For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto.

10.8.           Administrative Agent’s Reimbursement and Indemnification.  The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrowers for which the Administrative Agent is entitled to reimbursement by the Borrowers under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents; provided, that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.5(g) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof.  The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

10.9.           Notice of Event of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders; provided that, except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

10.10.           Rights as a Lender.  In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.  The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries in which the Company or such Subsidiary is not restricted hereby from engaging with any other Person.

10.11.           Lender Credit Decision, Legal Representation.

(a)           Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.  Except for any notice, report, document or other information expressly required to be furnished to the Lenders by the Administrative Agent or Arranger hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility (either initially or on a continuing basis) to provide any Lender with any notice, report, document, credit information or other information concerning the affairs, financial condition or business of the Borrower or any of its Affiliates that may come into the possession of the Administrative Agent or Arranger (whether or not in their respective capacity as Administrative Agent or Arranger) or any of their Affiliates.

(b)           Each Lender further acknowledges that it has had the opportunity to be represented by legal counsel in connection with its execution of this Agreement and the other Loan Documents, that it has made its own evaluation of all applicable laws and regulations relating to the transactions contemplated hereby, and that the counsel to the Administrative Agent represents only the Administrative Agent and not the Lenders in connection with this Agreement and the transactions contemplated hereby.

10.12.           Successor Administrative Agent.

(a)           The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign.  Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent.  Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrowers or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder.  If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders.  No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment.  Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000.

(b)           If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (e) of the definition of Defaulting Lender, the Required Lenders may, to the extent permitted by applicable laws and in consultation with the Borrowers, remove such Person as Administrative Agent if:  (i) they deliver notice to such Person, (ii) they appoint a successor, such appointment, absent the existence of an Event of Default, to require the consent of the Borrowers (not to be unreasonably withheld), and such successor to be a commercial bank having capital and retained earnings of at least $100,000,000 and (iii) the successor commercial bank appointed in accordance with clause (ii) accepts such appointment.  For the avoidance of doubt, the removal of a Person serving as Administrative Agent by the Required Lenders pursuant to this Section 10.12(b) shall only be effective upon the appointment of a successor Administrative Agent, and the acceptance of such appointment by the successor Administrative Agent, in accordance with the previous sentence.

(c)           Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent.  Upon the effectiveness of the resignation of the Administrative Agent pursuant to Section 10.12(a), or the effectiveness of the removal of the Administrative Agent pursuant to Section 10.12(b), the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents.  After the effectiveness of such resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.  In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

10.13.           Administrative Agent and Arranger Fees.  The Borrowers agree to pay to the Administrative Agent and the Arranger, for their respective accounts, the fees agreed to by the Company, the Administrative Agent and the Arranger pursuant to that certain letter agreement dated March 6, 2015, or as otherwise agreed from time to time.

10.14.           Delegation to Affiliates.  The Borrowers and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates.  Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X.

10.15.           Collateral Releases.  The Lenders hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.3, all of the Lenders) in writing.

10.16.           Co-Administrative Agents, Documentation Administrative Agent, Syndication Administrative Agent, etc.  Neither any of the Lenders identified in this Agreement as a “co-agent” nor the Documentation Administrative Agent or the Syndication Administrative Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.  Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.

10.17.           No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrowers acknowledge and agree that:  (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Company and its Affiliates, on the one hand, and the Lenders, on the other hand, (B) the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrowers are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Company or any of its Affiliates, or any other Person and (B) no Lender has any obligation to the Company or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates, and no Lender has any obligation to disclose any of such interests to the Company or its Affiliates.  To the fullest extent permitted by law, the Borrowers hereby waive and release any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

ARTICLE XI
SETOFF; RATABLE PAYMENTS

11.1.           Setoff.  The Borrowers hereby grant each Lender a security interest in all deposits, credits and deposit accounts (including all account balances, whether provisional or final and whether or not collected or available) of such Borrower with such Lender or any Affiliate of such Lender (the “Deposits”).  In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Borrower becomes insolvent, however evidenced, or any Event of Default occurs, the Borrower authorizes each Lender to offset and apply all such Deposits toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or the Lenders.  With respect to the Foreign Borrowers such right of setoff is limited to its Foreign Borrower Obligations.

11.2.           Ratable Payments.  If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure.  If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure.  In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII
BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1.           Successors and Assigns.  The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 12.3, and (iii) any transfer by Participation must be made in compliance with Section 12.2.  Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a Participation in accordance with the terms of this Agreement.  The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3.  The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person.  Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents.  Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

12.2.           Participations.

12.2.1           Permitted Participants; Effect.  Any Lender may at any time sell to one or more banks or other entities (“Participants”) participating interests in any Outstanding Credit Exposure owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents.  In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

12.2.2           Voting Rights.  Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents provided that each such Lender may agree in its participation agreement with its Participant that such Lender will not vote to approve any amendment, modification or waiver with respect to any Outstanding Credit Exposure or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.3 or of any other Loan Document.

12.2.3           Benefit of Certain Provisions.  The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant.  The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.  The Borrowers further agree that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4, 3.5, 9.6 and 9.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrowers, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

12.3.           Assignments.

12.3.1           Permitted Assignments.  Any Lender may at any time assign to one or more Eligible Assignees (“Purchasers”) all or any part of its rights and obligations under the Loan Documents.  Such assignment shall be substantially in the form of Exhibit C or in such other form reasonably acceptable to the Administrative Agent as may be agreed to by the parties thereto.  Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Outstanding Credit Exposure of the assigning Lender or (unless each of the Company and the Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000.  The amount of the assignment shall be based on the Commitment or Outstanding Credit Exposure (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the “Trade Date,” if the “Trade Date” is specified in the assignment.

12.3.2           Consents.  The consent of the Company shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Company shall not be required if an Event of Default has occurred and is continuing; provided further that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof.  The consent of the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund.  The consent of the LC Issuer shall be required prior to an assignment of a Revolving Commitment becoming effective unless the Purchaser is a Lender with a Revolving Commitment.  Any consent required under this Section 12.3.2 shall not be unreasonably withheld or delayed.

12.3.3           Effect; Effective Date.  Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Sections 12.3.1 and 12.3.2, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment.  The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes “plan assets” as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA.  On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and Outstanding Credit Exposure assigned to such Purchaser without any further consent or action by the Borrowers, the Lenders or the Administrative Agent.  In the case of an assignment covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2.  Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.3, the transferor Lender, the Administrative Agent and the Borrowers shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment, and upon return and cancellation of any existing Notes, as applicable.

12.3.4           Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States of America, a copy of each assignment agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender, and participations of each Lender in Facility LCs, pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice.

12.4.           Dissemination of Information.  The Borrowers authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Company and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

12.5.           Tax Treatment.  If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(d).

ARTICLE XIII
NOTICES

13.1.           Notices; Effectiveness; Electronic Communication.

(a)           Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

(i)           if to the Company or a Foreign Borrower, to it at 2100 Highway 55, Medina, MN 55340-9770, Attention:  Michael Malone, Facsimile:  763.847.8293, E-mail:  michael.malone@polarisind.com with a copy to the same street address, Attention:  Michael Vanyo, Facsimile:  763.847.8297, E-mail:  mike.vanyo@polarisind.com;

(ii)           if to the Administrative Agent, to it at 800 Nicollet Mall, Minneapolis, MN 55402, Attention:  Peter I. Bystol, Facsimile:  612.303-2264, E-mail:  peter.bystol@usbank.com;

(iii)           if to U.S. Bank, as an LC Issuer, to it at 800 Nicollet Mall, Minneapolis, MN 55402, Attention:  Peter I. Bystol, Facsimile:  612.303-2264, E-mail:  peter.bystol@usbank.com;

(iv)           if to BofA, as an LC Issuer, to it at 2001 Clayton Rd., Bldg. B, Concord, CA 94520, Attention:  Saquib Equbal, Facsimile:  312.453.3609, E-mail:  saquib.equbal@bankofamerica.com;

(v)           if to a Lender, to it at its address (or facsimile number) set forth under its signature to this Agreement.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)           Electronic Communications.  Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer pursuant to Article II if such Lender or the LC Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrowers may, in their respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)           Change of Address, Etc.  Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto given in the manner set forth in this Section 13.1.

ARTICLE XIV
COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION

14.1.           Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent, and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

14.2.           Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any assignment and assumption agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.

ARTICLE XV
EFFECT OF AMENDMENT

15.1.           Effect of Amendment and Restatement.  This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the Effective Date with respect to the Advances and Facility LCs outstanding under the Existing Credit Agreement as of the Effective Date.  The Schedules and Exhibits to the Existing Credit Agreement (other than any such Schedule or Exhibit that is expressly amended and restated pursuant to the Amendment Agreement) shall be deemed to be Schedules and Exhibits, respectively, to this Agreement, and any references in such Schedules and Exhibits to the Existing Credit Agreement shall be deemed to refer without further amendment to this Agreement.  The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations (under and as defined in the Existing Credit Agreement) and the other Loan Documents as in effect prior to the Effective Date and (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents. The parties hereto further acknowledge and agree that (i) the liens, pledges and security interests in favor of the Secured Party for the benefit of the Creditors (as each such term is defined in the Pledge Agreement) securing payment of the Obligations (under and as defined in the Existing Credit Agreement) are in all respects continuing and in full force and effect with respect to all Obligations, (ii) the guaranties in favor of the Administrative Agent and the Lenders securing payment of the Obligations (under and as defined in the Existing Credit Agreement) are in all respects continuing and in full force and effect with respect to all Obligations and (iii) all references in the other Loan Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to this Agreement.

ARTICLE XVI
CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

16.1.           CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

16.2.           CONSENT TO JURISDICTION.  THE BORROWERS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY THE BORROWERS AGAINST THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN MINNEAPOLIS, MINNESOTA.

16.3.           WAIVER OF JURY TRIAL.  THE BORROWERS, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[Schedules and Exhibits follow]

EXHIBIT B TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the

Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of March [6], 2015 (as amended, modified, renewed or extended from time to time, the “Agreement”) between POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), POLARIS SALES EUROPE SÁRL, as a Foreign Borrower, any other any Foreign Subsidiaries party to the Agreement from time to time as Foreign Borrowers (together with the Company, the “Borrowers”), the Lenders party thereto and U.S. Bank National Association, as Administrative Agent for the Lenders and as LC Issuer.  Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.           I am the duly elected [__________] of the Company;

2.           I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

3.           The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

4.           Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

5.           Schedule II hereto sets forth the Leverage Ratio and corresponding Tier Status for purposes of determining the interest rates to be paid for Advances, the LC Fee rates and the commitment fee rates commencing on the first day of the first fiscal month following the delivery hereof.

EXH. B-1

6.           Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Credit Agreement and the other Loan Documents and the status of compliance.
Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of _______, ___.

          _________________________

EXH. B-2

SCHEDULE I TO COMPLIANCE CERTIFICATE

Compliance as of [_________], 20[__] with

Provisions of 6.25.1 and 6.25.2 of

the Agreement

1. Interest Coverage Ratio (Section 6.25.1): (i)/(ii) =

(i)	Consolidated EBIT for the four fiscal quarters ending as of such day (from Item 3):	$[___,___,___]

(ii)	Consolidated Interest Expense for the four fiscal quarters ending as of such day:	$[___,___,___]

Actual: _.__:1.00
Required: ≥ 3.00:1.00

2. Leverage Ratio (Section 6.25.2): (i)/(ii) =

(i)	Consolidated Funded Indebtedness as of such day (from Item 4):	$[___,___,___]

(ii)	Consolidated EBITDA for the four fiscal quarters ending as of such day) (from Item 5):	$[___,___,___]

Actual: _.__:1.00
Required: ≥ 3.00:1.00

EXH. B-3

3. Consolidated EBIT for the four fiscal quarters ending as of such day: ((i) - (ii)) + (iii) + (iv) =		$[___,___,___]

(i)	Consolidated Net Income:	$[___,___,___]

minus,

(ii)	the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property), as listed below:	$[___,___,___]

(a)	$[___,___,___]
(b)	$[___,___,___]
(c)	$[___,___,___]

plus, to the extent deducted from revenues in determining
Consolidated Net Income

(iii)	Consolidated Interest Expense for such period (excluding
the effect of any extraordinary or other non-recurring gains or losses including any gain or loss from the sale of Property) listed under Item 3(ii)):

(iv)	Total provision for Federal, state, foreign or other income
taxes for such period for the Company and its Subsidiaries
on a consolidated basis (excluding the effect of any
extraordinary or other non-recurring gains or losses
including any gain or loss from the sale of Property) listed
	under Item 3(ii)):	$[___,___,___]

EXH. B-4

4.	Consolidated Funded Indebtedness as of such day:		$[___,___,___]
(i) + (ii) + (iii) + (iv) + (v) =

	(i)	Principal amount of all obligations of the Company
		and its Subsidiaries for borrowed money:	$[___,___,___]

	(ii)	All purchase money Indebtedness of the Company
		and its Subsidiaries:	$[___,___,___]

	(iii)	The principal portion of all obligations of the
		Company and its Subsidiaries under Capital Leases:	$[___,___,___]

	(iv)	All drawn but unreimbursed amounts under all
Letters of Credit (other than Letters of Credit
supporting trade payables in the ordinary course of
business) issued for the account of the Company or
		any of its Subsidiaries:	$[___,___,___]

5.	Consolidated EDITDA for the four fiscal quarters ending as		$[___,___,___]
of such day: (i) + (ii) + (iii) =

	(i)	Consolidated EBIT for such period (from Item 3):	$[___,___,___]

plus, to the extent deducted from revenues in determining
Consolidated Net Income:

	(ii)	Depreciation for such period:	$[___,___,___]

	(iii)	Amortization for such period:	$[___,___,___]

EXH. B-5

SCHEDULE II TO COMPLIANCE CERTIFICATE

Borrower’s Applicable Margin Calculation

1.           Leverage Ratio (from Schedule I, Item 2):   ____ to 1.00

2.           Status:  Tier ____

EXH. B-6

SCHEDULE III TO COMPLIANCE CERTIFICATE

Reports and Deliveries Currently Due

EXH. B-7

EXHIBIT C TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.  In the event of a conflict between the Terms and Conditions and the Credit Agreement, the terms of the Credit Agreement shall control.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including without limitation any letters of credit, guaranties and swing line loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/ Approved Fund of [identify Lender]1

3.	Borrower(s):	Polaris Industries Inc., Polaris Sales Europe Sárl and any Foreign Subsidiaries that become a party to the Credit Agreement as a Foreign Borrower.

1 Select as applicable.

EXH. C-1

4.	Administrative Agent:	U.S. Bank National Association, as the agent under the Credit Agreement.

5.	Credit Agreement:	The $500,000,000 Amended and Restated Credit Agreement dated as of March [6], 2015 among the Borrowers, the Lenders party thereto and U.S. Bank National Association, as Administrative Agent.

6.	Assigned Interest:

		Amount of	Percentage Assigned
	Aggregate Amount of	Commitment/Loans	of
Facility Assigned	Commitment/Loans for all Lenders	Assigned*	Commitment/Loans1
Revolving Credit	$500,000,000	$	[_______]%

7.	Trade Date:	[______________________]2

Effective Date: [____________________, 20[__] [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE ADMINISTRATIVE AGENT.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:_________________________________
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:_________________________________
Title:

EXH. C-2

Consented to and Accepted:

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent

By:____________________________
Title:

Consented to:

POLARIS INDUSTRIES INC.

By:____________________________
Title:

POLARIS SALES EUROPE SÁRL

By:____________________________
Title:

By:____________________________
Title:

*Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
2 Insert if satisfaction of minimum amounts is to be determined as of the Trade Date.

EXH. C-3

ANNEX 1
TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.           Representations and Warranties.

1.1           Assignor.  The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby.  Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Company, any of its Subsidiaries or any other Person of any of their respective obligations under any Loan Documents, (v) inspecting any of the property, books or records of the Company, any Guarantor, or any other Loan Party or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

1.2.           Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of  the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.           Payments.  The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, Reimbursement Obligations, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.           General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Minnesota.

EXHIBIT D TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

[FORM OF] BORROWING NOTICE

TO:           U.S. Bank National Association, as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of March [6], 2015 among Polaris Industries Inc., a Minnesota corporation (the “Company”), Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiaries that become party thereto as Foreign Borrowers (as each such term is defined in the Credit Agreement) (together with the Company, the “Borrowers”), the financial institutions party thereto, as lenders (the “Lenders”), and the Administrative Agent.

Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

[_____________], as Borrower, hereby gives to the Administrative Agent a Borrowing Request pursuant to [Section 2.4.2/Section 2.8] of the Credit Agreement, and such Borrower hereby requests to borrow on [_______________], 20[__] (the “Borrowing Date”):

(a)  from the Lenders, on a pro rata basis, an aggregate principal [Dollar Amount] of $[___________] in Revolving Loans as:

1.  ☐        a Base Rate Advance (in Dollars)

2.  ☐        a Eurocurrency Advance with the following characteristics:

Interest Period of [_______] [days/month(s)]

Agreed Currency:  [________]

(b)  from the Swing Line Lender, a Swing Line Loan [(in Dollars)] of $[____________] bearing interest at:

1.  ☐        Base Rate

2.  ☐        Daily Eurocurrency Rate

The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) all of the representations and warranties of the Borrower set forth in the Credit Agreement (a) that contain a materiality qualifier are true and correct in all respects and (b) that do not contain a materiality qualifier are true and correct in all material respects, in each case, as of the Borrowing Date hereunder except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date; (ii) at the time of and immediately after giving effect to such Advance, no Default shall have occurred and be continuing; and (iii) all other relevant conditions set forth in Section 4.2 of the Credit Agreement have been satisfied.

******

EXH. D-1

IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be executed by its authorized officer as of the date set forth below.

Dated:  _______________, 20__

By:
Name:
Title:

EXH. D-2

EXHIBIT E-1 TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

NOTE

[Date]

Polaris Industries Inc., a Minnesota corporation (the “Company”), promises to pay to the order of [______________________________] (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the applicable office of U.S. Bank National Association, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.  The Company shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of March [6], 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”), among the Company, Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiaries that become party thereto as Foreign Borrowers (as each such term is defined in the Agreement) (together with the Company, the “Borrowers”) the lenders party thereto, including the Lender, the LC Issuer and U.S. Bank National Association, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  This Note is secured pursuant to the Pledge Agreements and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees.  The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA

EXH. E-1-1

WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

POLARIS INDUSTRIES INC.

By:
Print Name:
Title:

EXH. E-1-2

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
NOTE OF [_________________],
DATED [__________], 20[__]

Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

EXH. E-1-3

EXHIBIT E-2 TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

NOTE

[Date]

[____________________], a [____________________] (the “Borrower”), promises to pay to the order of [______________________________] (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the applicable office of U.S. Bank National Association, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.  The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of March [6], 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”), among the Borrower, Polaris Industries Inc., a Minnesota corporation, Polaris Sales Europe Sárl, as a Foreign Borrower, any other other Foreign Subsidiaries that become party thereto as Foreign Borrowers (as each such term is defined in the Agreement) the lenders party thereto, including the Lender, the LC Issuer and U.S. Bank National Association, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  This Note is secured pursuant to the Pledge Agreements and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees.  The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA

EXH.E-2-1

WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

By:
Print Name:
Title:

EXH.E-2-2

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
NOTE OF [_________________],
DATED [__________], 20[__]

Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

EXH.E-2-3

EXHIBIT F TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

FORM OF INCREASING LENDER SUPPLEMENT

This INCREASING LENDER SUPPLEMENT, dated [__________], 20[__] (this “Supplement”), by and among each of the signatories hereto, is to the Amended and Restated Credit Agreement, dated as of March [6], 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Polaris Industries Inc., a Minnesota corporation (the “Company”), Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiaries that become party thereto as Foreign Borrowers (as each such term is defined in the Agreement) (together with the Company, the “Borrowers”), the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Section 2.25 of the Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Commitment under the Agreement by requesting one or more Lenders to increase the amount of its Commitment;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the Aggregate Commitment pursuant to such Section 2.25 of the Agreement; and

WHEREAS, pursuant to Section 2.25 of the Agreement, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.  The undersigned Increasing Lender agrees, subject to the terms and conditions of the Agreement, that on the date of this Supplement it shall have its Commitment increased by $[__________], thereby making the aggregate amount of its total Commitment equal to $[__________].

2.  The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3.  Terms defined in the Agreement shall have their defined meanings when used herein.

4.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

EXH. F-1

5.  This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[remainder of this page intentionally left blank]

EXH. F-2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF INCREASING LENDER]

By:

Name:

Title:

Accepted and agreed to as of the date first written above:

POLARIS INDUSTRIES INC.

By:______________________________________
Name:
Title:

POLARIS SALES EUROPE SÁRL

By:______________________________________
Name:
Title:

By:______________________________________
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:______________________________________
Name:
Title:

EXH. F-3

EXHIBIT G TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

FORM OF AUGMENTING LENDER SUPPLEMENT

This AUGMENTING LENDER SUPPLEMENT, dated [__________], 20[__] (this “Supplement”), is to the Amended and Restated Credit Agreement, dated as of [______________] (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Polaris Industries Inc., a Minnesota corporation (the “Company”), Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiaries that become party thereto as Foreign Borrowers (as each such term is defined in the Agreement) (together with the Company, the “Borrowers”), the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Agreement provides in Section 2.25 thereof that any bank, financial institution or other entity may extend Commitments under the Agreement subject to the approval of the Company and the Administrative Agent, by executing and delivering to the Company and the Administrative Agent a supplement to the Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned Augmenting Lender was not an original party to the Agreement but now desires to become a party thereto;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.      The undersigned Augmenting Lender agrees to be bound by the provisions of the Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Agreement to the same extent as if originally a party thereto, with a Commitment with respect to Revolving Loans of $[__________].

2.      The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender.

EXH. G-1

3.      The undersigned’s address for notices for the purposes of the Agreement is as follows:

[___________]

4.      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

5.      Terms defined in the Agreement shall have their defined meanings when used herein.

6.      This Supplement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

7.      This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[remainder of this page intentionally left blank]

EXH. G-2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF AUGMENTING LENDER]

By:

Name:

Title:

Accepted and agreed to as of the date first written above:

POLARIS INDUSTRIES INC.

By:_____________________________________
Name:
Title:

POLARIS SALES EUROPE SÁRL

By:_____________________________________
Name:
Title:

By:______________________________________
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:_____________________________________
Name:
Title:

EXH. G-3

EXHIBIT H TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

LIST OF CLOSING DOCUMENTS
POLARIS INDUSTRIES INC.
POLARIS SALES EUROPE SÁRL

CREDIT FACILITIES

March [6], 2015

LIST OF CLOSING DOCUMENTS1

A.           LOAN DOCUMENTS

1.
Amendment Agreement dated as of March [6], 2015, between Polaris Industries Inc., Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Subsidiary that hereafter becomes a party to this Agreement as a Foreign Borrower, the Lenders and U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and as Administrative Agent, evidencing a revolving loan credit facility to the Borrower from the Lenders in an initial aggregate principal amount of up to $500,000,000.

SCHEDULES
Pricing Schedule

Schedule 2.2
Schedule 5.8	Subsidiaries
[Schedule 5.14	Properties
Schedule 6.16	Investments
Schedule 6.17	Liens]1
EXHIBITS
Exhibit A	Form of Amended and Restated Credit Agreement
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Assignment and Assumption Agreement
Exhibit D	Form of Borrowing Notice
Exhibit E-1	Form of Company Note
Exhibit E-2	Form of Foreign Borrower Note
Exhibit F	Form of Increasing Lender Supplement

1 Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above-defined Credit Agreement.  Items appearing in bold and italics shall be prepared and/or provided by the Borrower and/or Borrower’s counsel.
2 Included only to the extent there are changes from the current Schedules

EXH. H-1

Exhibit G	Form of Augmenting Lender Supplement
Exhibit H	List of Closing Documents
Exhibit I	Form of Assumption Letter

2.	Note executed by the Company in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.13(d) of the Credit Agreement.

3.	Note executed by Polaris Sales Europe Sàrl (“PSE”) in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.13(d) of the Credit Agreement.

3.	Affirmation of Guaranty executed by the Guarantors in favor of the Administrative Agent.

4.	Affirmation of Pledge Agreement executed by the Loan Parties in favor of the Administrative Agent.

B. CORPORATE DOCUMENTS

5.
Certificate of the Secretary or an Assistant Secretary of the Company certifying (i) that there have been no changes in the charter document of the Company, as attached thereto and as certified as of a recent date by the Secretary of State of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the by-laws, as attached thereto, of the Company as in effect on the date of such certification, (iii) resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Amendment Agreement and each other Loan Document to which it is a party, (iv) the Good Standing Certificate for the Company from the Secretary of State of the jurisdiction of its organization, and (v) the names and true signatures of the incumbent officers of the Company authorized to sign the Amendment Agreement and the other Loan Documents to which it is a party, and authorized to request an Advance or the issuance of a Facility LC under the Credit Agreement.

6.
Certificate of the Secretary or an Assistant Secretary of each Loan Party other than the Company certifying either (a) that (i) there have been no changes in the charter document of such Loan Party previously delivered to the Administrative Agent, (ii) there have been no changes in the Operating Agreement or other organizational document of such Loan Party previously delivered to the Administrative Agent, (iii) there have been no changes in the resolutions of the Board of Directors or other governing body of such Loan Party previously delivered to the Administrative Agent authorizing the execution, delivery and performance of each Loan Document to which it is a party and that such resolutions remain in full force and effect, (iv) such Loan Party remains in good standing in the jurisdiction of its organization and (v) there have been no changes in the names and true signatures of the incumbent officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (in the case of PSE) authorized to request an Advance or the issuance of a Facility LC under the Credit Agreement, or (b)for each Loan Party unable to make the certifications required in 6(a), to each of the matters addressed in items 5(i) – (v), as applicable to such Loan Party and attaching current copies of updated documents.

EXH. H-2

C.           OPINIONS

7.           Opinion of Kaplan, Strangis and Kaplan, P.A., counsel for the Company.

D.           CLOSING CERTIFICATES AND MISCELLANEOUS

8.           A Certificate signed by the chief financial officer of the Company certifying the following: on the Effective Date (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in Article V of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

EXH. H-3

EXHIBIT I TO
AMENDMENT AGREEMENT
AND TO AMENDED AND
RESTATED CREDIT AGREEMENT

FORM OF ASSUMPTION LETTER

[Date]

To the Administrative Agent and the Lenders
party to the Credit Agreement
referred to below
Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March [6], 2015 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Polaris Industries Inc., a Minnesota corporation (the “Company”), the undersigned (upon the effectiveness of this Assumption Letter and the satisfaction of certain other conditions), Polaris Sales Europe Sárl, as a Foreign Borrower, any other Foreign Borrowers from time to time parties thereto, the Lenders from time to time parties thereto and U.S. Bank National Association, as Administrative Agent.  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned, [_____________], a[n] [__________ corporation/limited liability company/partnership] organized under the laws of [_____________] (the “New Foreign Borrower”), wishes to become a Foreign Borrower, authorized to borrow Loans denominated in [SPECIFY RELEVANT AGREED CURRENCIES], and accordingly hereby agrees that, subject to the satisfaction of the conditions set forth in Sections 2.26 and 4.3 of the Credit Agreement, from the date hereof it shall become a Foreign Borrower under the Credit Agreement, and until the payment in full of the principal of and interest on all Loans made to it and performance of all of its other Foreign Borrower Obligations thereunder, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Foreign Borrower.  Without limiting the generality of the foregoing, the New Foreign Borrower hereby represents and warrants that: (i) the representations and warranties relating to such New Foreign Borrower and, to the extent applicable, its Subsidiaries, set forth in Article V (including, without limitation, those set forth in Sections 5.21. 5.22 and 5.23 of the Credit Agreement) are true and correct on and as of the date hereof, and (ii) it has heretofore received a true and correct copy of the Credit Agreement (including any amendments or modifications thereof or supplements or waivers thereto) as in effect on the date hereof.  In addition, the New Foreign Borrower hereby authorizes the Company to act on its behalf as and to the extent provided for in Article II or otherwise in the Credit Agreement.

EXH. I-1

CHOICE OF LAW.  THIS ASSUMPTION LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

This Assumption Letter may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

EXH. I-2

IN WITNESS WHEREOF, the New Foreign Borrower has duly executed and delivered this Assumption Letter as of the date and year first above written.

[NAME OF FOREIGN SUBSIDIARY], as the New Foreign Borrower

By:
Name:
Title:

Address for Notices under the Credit Agreement:

[_____________]

Acknowledged by and consented to:

POLARIS INDUSTRIES INC.

By:  _____________________________________
Name:
Title:

POLARIS SALES EUROPE SÁRL

By:  _____________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and as Lender

By:  _____________________________________
Name:
Title:

EXH. I-3

ROYAL BANK OF CANADA,

as Lender

By:  _____________________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:  _____________________________________
Name:
Title:

[_____________________________________],
as Lender

By:  _____________________________________
Name:
Title:

[_____________________________________],
as Lender

By:  _____________________________________
Name:
Title:

EXH. I-4